UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-03090

MFS SERIES TRUST VII

(Exact name of registrant as specified in charter)

111 Huntington Avenue, Boston, Massachusetts 02199

(Address of principal executive offices) (Zip code)

Christopher R. Bohane

Massachusetts Financial Services Company

111 Huntington Avenue

Boston, Massachusetts 02199

(Name and address of agents for service)

Registrant’s telephone number, including area code: (617) 954-5000

Date of fiscal year end: July 31*

Date of reporting period: July 31, 2021

*

This Form N-CSR pertains to the following series of the Registrant: MFS Equity Income Fund and MFS Emerging Markets Equity Research Fund. MFS Emerging Markets Equity Research Fund commenced investment operations on February 23, 2021.

ITEM 1.	REPORTS TO STOCKHOLDERS.

Item 1(a):

Annual Report
July 31, 2021
MFS®  Equity Income Fund
EQI-ANN

MFS® Equity Income Fund

Contact information	back cover

The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.
NOT FDIC INSURED  •  MAY LOSE VALUE  •  NO BANK GUARANTEE

LETTER FROM THE CEO
Dear Shareholders:
After experiencing dramatic swings in the early days of the coronavirus pandemic, global equity markets have performed strongly over the past year. Though the speedy development of vaccines brightened the economic and market outlook, uncertainty remains as new variants of the virus appear, and questions persist over how fast vaccines can be made widely available in the developing world.
Global central banks have taken aggressive steps to cushion the economic and market fallout related to the virus, and governments are deploying unprecedented levels of fiscal support. Having passed a $1.9 trillion stimulus package in March, the U.S. Congress could approve additional stimulus later this year, some of it focused on infrastructure. Along with extraordinary government expenditures, pent-up consumer demand fueled a surge in economic activity as coronavirus restrictions were eased, pushing up inflation, at least temporarily. Markets initially reacted by pushing yields on global government bonds higher, though some of the rate rise has since been corrected. Some emerging market central banks have begun to raise interest rates in recent months while the U.S. Federal Reserve has started to discuss tapering its bond buying program before the end of 2021.
A spirited debate is underway among investors over whether the current price pressures will persist or prove to be the temporary result of pandemic-induced bottlenecks. The policy measures put in place to counteract the pandemic's effects have helped build a supportive environment and are encouraging economic recovery; however, if markets disconnect from fundamentals, they can sow the seeds of instability. As such, recent dramatic increases in speculative trading in cryptocurrencies, special purpose acquisition companies (SPACs), and the like bear watching.
In the aftermath of the crisis, we could see societal changes as households, businesses, and governments adjust to a new reality, and any such alterations could affect the investment landscape. For investors, events such as the COVID-19 outbreak demonstrate the importance of having a deep understanding of company fundamentals, and we have built our global research platform to do just that.
At MFS®, we put our clients’ assets to work responsibly by carefully navigating the increasing complexity of global markets and economies. Guided by our long-term philosophy and adhering to our commitment to sustainable investing, we tune out the noise and aim to uncover what we believe are the best, most durable investment opportunities in the market. Our unique global investment platform combines collective expertise, long-term discipline, and thoughtful risk management to create sustainable value for investors.
Respectfully,
Michael W. Roberge
Chief Executive Officer
MFS Investment Management
September 15, 2021
The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

Portfolio Composition
Portfolio structure
Top ten holdings
Microsoft Corp.	7.4%
Apple, Inc.	3.8%
Eaton Corp. PLC	3.1%
Alphabet, Inc., “A”	3.1%
Comcast Corp., “A”	2.6%
Goldman Sachs Group, Inc.	2.3%
Bank of America Corp.	2.3%
Johnson & Johnson	2.3%
Citigroup, Inc.	2.2%
Merck & Co., Inc.	2.2%
GICS equity sectors (g)
Information Technology	18.7%
Financials	16.1%
Health Care	12.6%
Industrials	9.3%
Communication Services	7.8%
Consumer Staples	7.3%
Consumer Discretionary	6.2%
Real Estate	5.9%
Energy	5.1%
Utilities	3.9%
Convertible Debt	3.7%
Materials	2.1%

(g)	The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and S&P Global Market Intelligence Inc. (“S&P Global Market Intelligence”). GICS is a service mark of MSCI and S&P Global Market Intelligence and has been licensed for use by MFS. MFS has applied its own internal sector/industry classification methodology for equity securities and non-equity securities that are unclassified by GICS.
Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.
Percentages are based on net assets as of July 31, 2021.
The portfolio is actively managed and current holdings may be different.

Management Review
Summary of Results
For the twelve months ended July 31, 2021, Class A shares of the MFS Equity Income Fund (fund) provided a total return of 38.34%, at net asset value. This compares with a return of 36.45% for the fund’s benchmark, the Standard & Poor's 500 Stock Index (S&P 500 Stock Index).
Market Environment
The global economy continued to recover from the most unusual recession in memory as financial markets benefited from massive fiscal and monetary intervention aimed at offsetting the economic effects of the pandemic. In developed markets, vaccine distribution broadened after getting off to a slower-than-hoped-for start in some locales, though concerns remained that too few people will be inoculated for herd immunity to be achieved, which could result in the emergence of additional variants. On balance, emerging markets experienced slower rollouts than developed markets amid ongoing vaccine supply constraints.
Around the world, central banks responded quickly and massively to the crisis with programs to improve liquidity and support markets. These undertakings proved largely successful in helping to restore market function, ease volatility and stimulate a prolonged rebound. In the first half of the period, the US Federal Reserve adopted a new, flexible average-inflation-targeting framework, which is expected to result in the federal funds rate remaining at low levels longer than under its previous model. Due to relatively manageable external liabilities and balances of payments in many countries and persistently low inflation, even emerging market countries were able to implement countercyclical policies — a departure from the usual market-dictated response to risk-off crises.
Late in the period, markets grappled with the threat of resurgent inflation resulting from pandemic-induced production bottlenecks, monumental levels of economic stimulus and the unleashing of post-lockdown pent-up demand. Meanwhile, raw materials prices rebounded strongly on account of the surprising resilience of the global manufacturing sector during the pandemic. Global sovereign bond yields initially rose in response to these factors before yields moderated in the second half of the period. The vaccine breakthroughs announced in November 2020 saw market leadership shift from a handful of mega-cap technology companies to a broader array of small-cap and value stocks, though growth stocks have performed strongly in recent months. Signs of excess investor enthusiasm were seen in pockets of the market, such as the “meme stocks” popular with users of online message boards and heavy retail participation in the market for short-dated equity options.
Contributors to Performance
Security selection in the industrials sector was a primary factor that contributed to the fund's performance relative to the S&P 500 Stock Index over the reporting period. Notably, the fund's holdings of agriculture equipment manufacturer AGCO(b) and electronics company Hitachi(b) (Japan), as well as the fund's overweight position in

Management Review - continued
shares of leading diversified industrial manufacturer Eaton (Ireland), benefited relative returns. The stock price of AGCO rose steadily throughout most of the reporting period, benefiting from strong demand for farm equipment and improved operating profitability across all business regions.
Both stock selection and an underweight position in the consumer discretionary sector also aided relative performance. Here, the fund's overweight position in retail giant Target, and its underweight position in internet retailer Amazon.com, both supported relative results. The share price of Target rose, aided by same-store sales growth and gross margin expansion over the reporting period.
An overweight position in the financials sector further helped relative performance. Within this sector, the timing of the fund's overweight position in global financial services company Morgan Stanley(h), and its overweight position in financial services firm Bank of America, aided relative returns. The share price of Bank of America advanced during the reporting period, appearing to have benefited from lower-than-expected credit costs and strong capital market related revenues.
Elsewhere, the fund's overweight position in pharmaceutical company Eli Lilly, the timing of its ownership in shares of storage space operator Extra Space Storage, and its holdings of semiconductor manufacturer Taiwan Semiconductor Manufacturing(b) (Taiwan) supported relative results.
Detractors from Performance
A combination of the fund's overweight position and stock selection in the consumer staples sector weakened relative performance over the reporting period. Notably, the fund's overweight position in office and consumer paper products maker Kimberly-Clark weighed on relative returns as pandemic-related softness in the company's professional division and higher selling, general and administrative costs weighed on its earnings results.
An underweight position and security selection in the information technology sector further detracted from relative results, led by the timing of the fund's underweight position in computer graphics processor maker NVIDIA(h). Shares of NVIDIA rose in the latter part of the reporting period, driven by strong gaming and crypto-related demand.
Stock selection in the real estate sector also held back relative results. Here, the timing of the fund's positions in data center infrastructure solutions provider QTS Realty Trust(b)(h) and wireless communications infrastructure firm SBA Communications(h) hindered relative returns. Shares of QTS Realty declined over the reporting period amid concerns that vaccines and reopening expectations could reduce data center demand and hurt its business results.
Stocks in other sectors that further weakened relative results included the fund's holdings of pharmaceutical and diagnostic company Roche Holding(b) (Switzerland) and insurance provider Zurich Insurance Group(b) (Switzerland), as well as its overweight position in shares of pharmaceutical company Merck & Co. Underweighting shares of technology company Alphabet, and the timing of the fund's ownership in shares of diversified financial services firm Wells Fargo(h), also hindered relative returns.

Management Review - continued
The fund’s cash and/or cash equivalents position during the period was another detractor from relative performance. Under normal market conditions, the fund strives to be fully invested and generally holds cash to buy new holdings and to provide liquidity. In a period when equity markets rose, as measured by the fund’s benchmark, holding cash hurt performance versus the benchmark, which has no cash position.
Respectfully,
Portfolio Manager(s)
Jim Fallon, Matt Krummell, Jonathan Sage, and Jed Stocks
(b)	Security is not a benchmark constituent.
(h)	Security was not held in the portfolio at period end.
The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

Performance Summary THROUGH 7/31/21
The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.
Growth of a Hypothetical $10,000 Investment (t)

Performance Summary  - continued
Total Returns through 7/31/21
Average annual without sales charge
Share Class	Class Inception Date	1-yr	5-yr	Life (t)
A	9/27/12	38.34%	12.89%	12.14%
B	9/27/12	37.26%	12.04%	11.30%
C	9/27/12	37.27%	12.04%	11.31%
I	9/27/12	38.66%	13.19%	12.42%
R1	9/27/12	37.27%	12.04%	11.29%
R2	9/27/12	37.92%	12.61%	11.85%
R3	9/27/12	38.29%	12.89%	12.13%
R4	9/27/12	38.64%	13.18%	12.41%
R6	9/27/12	38.76%	13.30%	12.59%
Comparative benchmark(s)

Standard & Poor's 500 Stock Index (f)	36.45%	17.35%	15.79%
Average annual with sales charge

A With Initial Sales Charge (5.75%)	30.38%	11.56%	11.39%
B With CDSC (Declining over six years from 4% to 0%) (v)	33.26%	11.78%	11.30%
C With CDSC (1% for 12 months) (v)	36.27%	12.04%	11.31%
CDSC – Contingent Deferred Sales Charge.
Class I, R1, R2, R3, R4, and R6 shares do not have a sales charge.
(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end. (See Notes to Performance Summary.)
(v)	Assuming redemption at the end of the applicable period.
Benchmark Definition(s)
Standard & Poor's 500 Stock Index(g) – a market capitalization-weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.
It is not possible to invest directly in an index.
(g)	“Standard & Poor's®” and “S&P®” are registered trademarks of Standard & Poor's Financial Services LLC (“S&P”) and Dow Jones is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”) and have been licensed for use by S&P Dow Jones Indices LLC and sublicensed for certain purposes by MFS. The S&P 500® is a product of S&P Dow Jones Indices LLC, and has been licensed for use by MFS. MFS's product(s) is not sponsored,

Performance Summary  - continued
endorsed, sold, or promoted by S&P Dow Jones Indices LLC, Dow Jones, S&P, or their respective affiliates, and neither S&P Dow Jones Indices LLC, Dow Jones, S&P, nor their respective affiliates make any representation regarding the advisability of investing in such product(s).
Notes to Performance Summary
Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date.
Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund's performance results would be less favorable. Please see the prospectus and financial statements for complete details.
Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.
From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

Expense Table
Fund expenses borne by the shareholders during the period,
February 1, 2021 through July 31, 2021
As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period February 1, 2021 through July 31, 2021.
Actual Expenses
The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense Table - continued
Share Class		Annualized Expense Ratio	Beginning Account Value 2/01/21	Ending Account Value 7/31/21	Expenses Paid During Period (p) 2/01/21-7/31/21
A	Actual	0.87%	$1,000.00	$1,175.64	$4.69
	Hypothetical (h)	0.87%	$1,000.00	$1,020.48	$4.36
B	Actual	1.62%	$1,000.00	$1,171.59	$8.72
	Hypothetical (h)	1.62%	$1,000.00	$1,016.76	$8.10
C	Actual	1.62%	$1,000.00	$1,171.59	$8.72
	Hypothetical (h)	1.62%	$1,000.00	$1,016.76	$8.10
I	Actual	0.62%	$1,000.00	$1,177.03	$3.35
	Hypothetical (h)	0.62%	$1,000.00	$1,021.72	$3.11
R1	Actual	1.62%	$1,000.00	$1,171.60	$8.72
	Hypothetical (h)	1.62%	$1,000.00	$1,016.76	$8.10
R2	Actual	1.12%	$1,000.00	$1,174.13	$6.04
	Hypothetical (h)	1.12%	$1,000.00	$1,019.24	$5.61
R3	Actual	0.86%	$1,000.00	$1,175.74	$4.64
	Hypothetical (h)	0.86%	$1,000.00	$1,020.53	$4.31
R4	Actual	0.62%	$1,000.00	$1,176.99	$3.35
	Hypothetical (h)	0.62%	$1,000.00	$1,021.72	$3.11
R6	Actual	0.55%	$1,000.00	$1,177.98	$2.97
	Hypothetical (h)	0.55%	$1,000.00	$1,022.07	$2.76
(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

Portfolio of Investments
7/31/21
The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.
Issuer	Shares/Par	Value ($)
Common Stocks – 94.4%
Aerospace & Defense – 0.8%
Honeywell International, Inc.	10,442	$ 2,441,235
Automotive – 0.2%
Magna International, Inc.	8,204	$ 687,831
Biotechnology – 0.4%
Gilead Sciences, Inc.	15,865	$ 1,083,421
Brokerage & Asset Managers – 0.3%
Invesco Ltd.	32,002	$ 780,209
Business Services – 1.1%
Accenture PLC, “A”	5,090	$ 1,616,991
Cognizant Technology Solutions Corp., “A”	21,430	1,575,748
		$3,192,739
Cable TV – 2.6%
Comcast Corp., “A”	130,820	$ 7,696,141
Computer Software – 7.4%
Microsoft Corp.	77,467	$ 22,071,123
Computer Software - Systems – 5.9%
Apple, Inc.	77,724	$ 11,336,823
Hitachi Ltd.	77,800	4,468,104
Samsung Electronics Co. Ltd.	14,930	1,020,975
SS&C Technologies Holdings, Inc.	9,547	748,389
		$17,574,291
Consumer Products – 1.1%
Kimberly-Clark Corp.	25,108	$ 3,407,658
Electrical Equipment – 0.6%
Johnson Controls International PLC	7,175	$ 512,439
Schneider Electric SE	6,864	1,150,523
		$1,662,962
Electronics – 5.1%
Intel Corp.	95,532	$ 5,131,979
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	40,173	4,685,779
Texas Instruments, Inc.	28,095	5,355,469
		$15,173,227

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Energy - Independent – 1.3%
Valero Energy Corp.	56,395	$ 3,776,773
Food & Beverages – 2.6%
General Mills, Inc.	21,287	$ 1,252,953
J.M. Smucker Co.	34,701	4,549,648
PepsiCo, Inc.	12,061	1,892,974
		$7,695,575
Food & Drug Stores – 1.3%
Wal-Mart Stores, Inc.	26,264	$ 3,743,933
Forest & Paper Products – 0.6%
Weyerhaeuser Co., REIT	56,934	$ 1,920,384
Health Maintenance Organizations – 2.1%
Cigna Corp.	26,745	$ 6,137,710
Insurance – 4.4%
Equitable Holdings, Inc.	79,239	$ 2,446,108
Everest Re Group Ltd.	4,591	1,160,743
Manulife Financial Corp.	168,277	3,252,794
MetLife, Inc.	74,955	4,324,903
Zurich Insurance Group AG	4,836	1,952,872
		$13,137,420
Internet – 4.1%
Alphabet, Inc., “A” (a)	3,373	$ 9,088,650
Facebook, Inc., “A” (a)	8,852	3,153,967
		$12,242,617
Leisure & Toys – 1.1%
Activision Blizzard, Inc.	25,510	$ 2,133,146
Nintendo Co. Ltd.	2,000	1,030,471
		$3,163,617
Machinery & Tools – 4.9%
AGCO Corp.	33,766	$ 4,460,826
Eaton Corp. PLC	58,054	9,175,435
Regal Beloit Corp.	6,700	986,441
		$14,622,702
Major Banks – 7.9%
Bank of America Corp.	175,887	$ 6,747,025
Bank of Nova Scotia	28,613	1,785,904
Goldman Sachs Group, Inc.	18,169	6,811,195
JPMorgan Chase & Co.	21,292	3,231,700

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Major Banks – continued
Toronto-Dominion Bank	17,040	$ 1,132,950
UBS Group AG	219,300	3,616,870
		$23,325,644
Medical & Health Technology & Services – 1.8%
McKesson Corp.	26,113	$ 5,322,613
Metals & Mining – 2.1%
Glencore PLC	495,860	$ 2,230,055
Rio Tinto PLC	45,535	3,861,548
		$6,091,603
Natural Gas - Distribution – 0.5%
UGI Corp.	31,551	$ 1,451,030
Natural Gas - Pipeline – 3.8%
Enbridge, Inc.	105,584	$ 4,162,088
Enterprise Products Partners LP	230,785	5,208,818
ONEOK, Inc.	18,544	963,732
Plains All American Pipeline LP	104,641	1,047,456
		$11,382,094
Other Banks & Diversified Financials – 2.6%
Citigroup, Inc.	97,934	$ 6,622,297
Synchrony Financial	21,136	993,815
		$7,616,112
Pharmaceuticals – 8.4%
Bayer AG	38,717	$ 2,309,720
Eli Lilly & Co.	13,004	3,166,474
Johnson & Johnson	38,915	6,701,163
Merck & Co., Inc.	83,520	6,420,183
Novartis AG	8,438	781,343
Roche Holding AG	14,030	5,426,296
		$24,805,179
Real Estate – 6.2%
Extra Space Storage, Inc., REIT	31,016	$ 5,401,126
Medical Properties Trust, Inc., REIT	95,862	2,015,978
National Retail Properties, Inc., REIT	32,297	1,578,354
National Storage Affiliates Trust, REIT	17,026	922,299
Omega Healthcare Investors, Inc., REIT	23,479	851,818
Public Storage, Inc., REIT	3,421	1,068,994
Spirit Realty Capital, Inc., REIT	52,969	2,660,103
Starwood Property Trust, Inc., REIT	107,265	2,792,108

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Real Estate – continued
STORE Capital Corp., REIT	33,998	$ 1,230,388
		$18,521,168
Restaurants – 2.0%
Starbucks Corp.	47,792	$ 5,803,383
Specialty Stores – 4.0%
Amazon.com, Inc. (a)	1,657	$ 5,513,817
Home Depot, Inc.	9,374	3,076,453
Target Corp.	12,792	3,339,351
		$11,929,621
Tobacco – 2.3%
British American Tobacco PLC	37,705	$ 1,404,850
Japan Tobacco, Inc.	108,200	2,115,944
Philip Morris International, Inc.	34,227	3,425,780
		$6,946,574
Trucking – 1.5%
United Parcel Service, Inc., “B”	23,637	$ 4,523,176
Utilities - Electric Power – 3.4%
CenterPoint Energy, Inc.	24,991	$ 636,271
Edison International	31,342	1,708,139
Exelon Corp.	109,163	5,108,828
NextEra Energy Partners LP	19,399	1,504,004
NRG Energy, Inc.	28,019	1,155,504
		$10,112,746
Total Common Stocks (Identified Cost, $195,345,350)		$ 280,042,511
Convertible Preferred Stocks – 3.7%
Medical Equipment – 2.3%
Boston Scientific Corp., 5.5%	18,583	$ 2,283,108
Danaher Corp., 4.75%	2,235	4,453,796
		$6,736,904
Utilities - Electric Power – 1.4%
CenterPoint Energy, Inc., 7%	87,791	$ 4,134,078
Total Convertible Preferred Stocks (Identified Cost, $9,500,251)		$ 10,870,982
Preferred Stocks – 0.6%
Computer Software - Systems – 0.6%
Samsung Electronics Co. Ltd. (Identified Cost, $1,263,994)	28,949	$ 1,817,209

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Investment Companies (h) – 1.1%
Money Market Funds – 1.1%
MFS Institutional Money Market Portfolio, 0.03% (v) (Identified Cost, $3,365,969)	3,365,969	$ 3,365,969

Other Assets, Less Liabilities – 0.2%		546,812
Net Assets – 100.0%		$ 296,643,483

(a)	Non-income producing security.
(h)	An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund's investments in affiliated issuers and in unaffiliated issuers were $3,365,969 and $292,730,702, respectively.
(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:
ADR	American Depositary Receipt
REIT	Real Estate Investment Trust
See Notes to Financial Statements

Financial Statements
Statement of Assets and Liabilities
At 7/31/21
This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.
Assets
Investments in unaffiliated issuers, at value (identified cost, $206,109,595)	$292,730,702
Investments in affiliated issuers, at value (identified cost, $3,365,969)	3,365,969
Receivables for
Fund shares sold	216,542
Dividends	721,805
Receivable from investment adviser	3,982
Other assets	356
Total assets	$297,039,356
Liabilities
Payables for
Fund shares reacquired	$239,046
Payable to affiliates
Administrative services fee	409
Shareholder servicing costs	68,568
Distribution and service fees	5,892
Payable for independent Trustees' compensation	11
Accrued expenses and other liabilities	81,947
Total liabilities	$395,873
Net assets	$296,643,483
Net assets consist of
Paid-in capital	$193,859,384
Total distributable earnings (loss)	102,784,099
Net assets	$296,643,483
Shares of beneficial interest outstanding	14,492,019

Statement of Assets and Liabilities – continued
	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$200,390,869	9,798,830	$20.45
Class B	3,911,382	191,250	20.45
Class C	16,921,692	827,591	20.45
Class I	40,721,825	1,990,068	20.46
Class R1	177,195	8,626	20.54
Class R2	241,529	11,776	20.51
Class R3	806,370	39,367	20.48
Class R4	423,758	20,701	20.47
Class R6	33,048,863	1,603,810	20.61

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $21.70 [100 / 94.25 x $20.45]. On sales of $50,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, and R6.
See Notes to Financial Statements

Financial Statements
Statement of Operations
Year ended 7/31/21
This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.
Net investment income (loss)
Income
Dividends	$6,797,607
Other	6,726
Dividends from affiliated issuers	1,448
Income on securities loaned	805
Foreign taxes withheld	(176,112)
Total investment income	$6,630,474
Expenses
Management fee	$1,230,870
Distribution and service fees	623,404
Shareholder servicing costs	221,054
Administrative services fee	42,516
Independent Trustees' compensation	6,649
Custodian fee	23,330
Shareholder communications	23,272
Audit and tax fees	57,219
Legal fees	1,574
Registration fees	149,927
Miscellaneous	33,200
Total expenses	$2,413,015
Reduction of expenses by investment adviser and distributor	(256,624)
Net expenses	$2,156,391
Net investment income (loss)	$4,474,083
Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$17,515,484
Affiliated issuers	(95)
Foreign currency	2,225
Net realized gain (loss)	$17,517,614
Change in unrealized appreciation or depreciation
Unaffiliated issuers	$56,160,613
Affiliated issuers	(54)
Translation of assets and liabilities in foreign currencies	2,170
Net unrealized gain (loss)	$56,162,729
Net realized and unrealized gain (loss)	$73,680,343
Change in net assets from operations	$78,154,426
See Notes to Financial Statements

Financial Statements
Statements of Changes in Net Assets
These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.
	Year ended
	7/31/21	7/31/20
Change in net assets
From operations
Net investment income (loss)	$4,474,083	$4,142,068
Net realized gain (loss)	17,517,614	2,450,590
Net unrealized gain (loss)	56,162,729	(3,187,388)
Change in net assets from operations	$78,154,426	$3,405,270
Total distributions to shareholders	$(8,020,112)	$(4,694,613)
Change in net assets from fund share transactions	$21,280,462	$(5,054,242)
Total change in net assets	$91,414,776	$(6,343,585)
Net assets
At beginning of period	205,228,707	211,572,292
At end of period	$296,643,483	$205,228,707
See Notes to Financial Statements

Financial Statements
Financial Highlights
The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.
Class A	Year ended
	7/31/21	7/31/20	7/31/19	7/31/18	7/31/17
Net asset value, beginning of period	$15.29	$15.40	$16.05	$15.25	$13.57
Income (loss) from investment operations
Net investment income (loss) (d)	$0.33	$0.31	$0.30	$0.31	$0.29
Net realized and unrealized gain (loss)	5.42	(0.06)	0.00(w)	1.32	1.67
Total from investment operations	$5.75	$0.25	$0.30	$1.63	$1.96
Less distributions declared to shareholders
From net investment income	$(0.30)	$(0.32)	$(0.31)	$(0.34)	$(0.28)
From net realized gain	(0.29)	(0.04)	(0.64)	(0.49)	—
Total distributions declared to shareholders	$(0.59)	$(0.36)	$(0.95)	$(0.83)	$(0.28)
Net asset value, end of period (x)	$20.45	$15.29	$15.40	$16.05	$15.25
Total return (%) (r)(s)(t)(x)	38.34	1.69	2.56	10.91	14.57
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.99	1.02	1.02	1.03	1.17
Expenses after expense reductions (f)	0.88	0.89	0.89	0.89	0.99
Net investment income (loss)	1.81	2.05	1.97	1.95	2.02
Portfolio turnover	43	42	39	51	47
Net assets at end of period (000 omitted)	$200,391	$139,563	$138,043	$135,139	$134,180
See Notes to Financial Statements

Financial Highlights – continued
Class B	Year ended
	7/31/21	7/31/20	7/31/19	7/31/18	7/31/17
Net asset value, beginning of period	$15.29	$15.39	$16.03	$15.23	$13.56
Income (loss) from investment operations
Net investment income (loss) (d)	$0.19	$0.20	$0.19	$0.19	$0.18
Net realized and unrealized gain (loss)	5.42	(0.06)	0.00(w)	1.32	1.66
Total from investment operations	$5.61	$0.14	$0.19	$1.51	$1.84
Less distributions declared to shareholders
From net investment income	$(0.16)	$(0.20)	$(0.19)	$(0.22)	$(0.17)
From net realized gain	(0.29)	(0.04)	(0.64)	(0.49)	—
Total distributions declared to shareholders	$(0.45)	$(0.24)	$(0.83)	$(0.71)	$(0.17)
Net asset value, end of period (x)	$20.45	$15.29	$15.39	$16.03	$15.23
Total return (%) (r)(s)(t)(x)	37.26	0.92	1.86	10.07	13.66
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.74	1.77	1.77	1.78	1.92
Expenses after expense reductions (f)	1.63	1.64	1.64	1.64	1.74
Net investment income (loss)	1.07	1.32	1.21	1.20	1.26
Portfolio turnover	43	42	39	51	47
Net assets at end of period (000 omitted)	$3,911	$3,534	$4,604	$4,378	$4,298
See Notes to Financial Statements

Financial Highlights – continued
Class C	Year ended
	7/31/21	7/31/20	7/31/19	7/31/18	7/31/17
Net asset value, beginning of period	$15.29	$15.39	$16.03	$15.23	$13.55
Income (loss) from investment operations
Net investment income (loss) (d)	$0.19	$0.20	$0.19	$0.19	$0.18
Net realized and unrealized gain (loss)	5.42	(0.06)	0.00(w)	1.32	1.67
Total from investment operations	$5.61	$0.14	$0.19	$1.51	$1.85
Less distributions declared to shareholders
From net investment income	$(0.16)	$(0.20)	$(0.19)	$(0.22)	$(0.17)
From net realized gain	(0.29)	(0.04)	(0.64)	(0.49)	—
Total distributions declared to shareholders	$(0.45)	$(0.24)	$(0.83)	$(0.71)	$(0.17)
Net asset value, end of period (x)	$20.45	$15.29	$15.39	$16.03	$15.23
Total return (%) (r)(s)(t)(x)	37.27	0.95	1.84	10.06	13.76
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.74	1.77	1.77	1.78	1.92
Expenses after expense reductions (f)	1.63	1.64	1.64	1.64	1.74
Net investment income (loss)	1.07	1.31	1.21	1.20	1.26
Portfolio turnover	43	42	39	51	47
Net assets at end of period (000 omitted)	$16,922	$15,705	$19,000	$19,927	$21,460
See Notes to Financial Statements

Financial Highlights – continued
Class I	Year ended
	7/31/21	7/31/20	7/31/19	7/31/18	7/31/17
Net asset value, beginning of period	$15.30	$15.41	$16.06	$15.26	$13.57
Income (loss) from investment operations
Net investment income (loss) (d)	$0.37	$0.35	$0.34	$0.34	$0.34
Net realized and unrealized gain (loss)	5.43	(0.06)	0.00(w)	1.33	1.67
Total from investment operations	$5.80	$0.29	$0.34	$1.67	$2.01
Less distributions declared to shareholders
From net investment income	$(0.35)	$(0.36)	$(0.35)	$(0.38)	$(0.32)
From net realized gain	(0.29)	(0.04)	(0.64)	(0.49)	—
Total distributions declared to shareholders	$(0.64)	$(0.40)	$(0.99)	$(0.87)	$(0.32)
Net asset value, end of period (x)	$20.46	$15.30	$15.41	$16.06	$15.26
Total return (%) (r)(s)(t)(x)	38.66	1.95	2.82	11.18	14.97
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.73	0.77	0.77	0.78	0.91
Expenses after expense reductions (f)	0.63	0.64	0.64	0.64	0.74
Net investment income (loss)	2.05	2.31	2.20	2.19	2.37
Portfolio turnover	43	42	39	51	47
Net assets at end of period (000 omitted)	$40,722	$21,344	$23,261	$13,878	$8,992
See Notes to Financial Statements

Financial Highlights – continued
Class R1	Year ended
	7/31/21	7/31/20	7/31/19	7/31/18	7/31/17
Net asset value, beginning of period	$15.36	$15.47	$16.11	$15.30	$13.62
Income (loss) from investment operations
Net investment income (loss) (d)	$0.19	$0.19	$0.19	$0.19	$0.18
Net realized and unrealized gain (loss)	5.45	(0.05)	0.01	1.33	1.67
Total from investment operations	$5.64	$0.14	$0.20	$1.52	$1.85
Less distributions declared to shareholders
From net investment income	$(0.17)	$(0.21)	$(0.20)	$(0.22)	$(0.17)
From net realized gain	(0.29)	(0.04)	(0.64)	(0.49)	—
Total distributions declared to shareholders	$(0.46)	$(0.25)	$(0.84)	$(0.71)	$(0.17)
Net asset value, end of period (x)	$20.54	$15.36	$15.47	$16.11	$15.30
Total return (%) (r)(s)(t)(x)	37.27	0.92	1.85	10.09	13.68
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.73	1.77	1.77	1.78	1.92
Expenses after expense reductions (f)	1.63	1.64	1.64	1.64	1.74
Net investment income (loss)	1.06	1.28	1.21	1.20	1.27
Portfolio turnover	43	42	39	51	47
Net assets at end of period (000 omitted)	$177	$121	$103	$85	$83
See Notes to Financial Statements

Financial Highlights – continued
Class R2	Year ended
	7/31/21	7/31/20	7/31/19	7/31/18	7/31/17
Net asset value, beginning of period	$15.34	$15.44	$16.08	$15.28	$13.60
Income (loss) from investment operations
Net investment income (loss) (d)	$0.28	$0.28	$0.26	$0.26	$0.25
Net realized and unrealized gain (loss)	5.43	(0.06)	0.01	1.34	1.67
Total from investment operations	$5.71	$0.22	$0.27	$1.60	$1.92
Less distributions declared to shareholders
From net investment income	$(0.25)	$(0.28)	$(0.27)	$(0.31)	$(0.24)
From net realized gain	(0.29)	(0.04)	(0.64)	(0.49)	—
Total distributions declared to shareholders	$(0.54)	$(0.32)	$(0.91)	$(0.80)	$(0.24)
Net asset value, end of period (x)	$20.51	$15.34	$15.44	$16.08	$15.28
Total return (%) (r)(s)(t)(x)	37.92	1.46	2.38	10.63	14.26
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.24	1.27	1.27	1.28	1.42
Expenses after expense reductions (f)	1.13	1.14	1.14	1.14	1.24
Net investment income (loss)	1.57	1.80	1.69	1.64	1.76
Portfolio turnover	43	42	39	51	47
Net assets at end of period (000 omitted)	$242	$210	$369	$298	$94
See Notes to Financial Statements

Financial Highlights – continued
Class R3	Year ended
	7/31/21	7/31/20	7/31/19	7/31/18	7/31/17
Net asset value, beginning of period	$15.32	$15.43	$16.08	$15.27	$13.59
Income (loss) from investment operations
Net investment income (loss) (d)	$0.33	$0.31	$0.31	$0.31	$0.29
Net realized and unrealized gain (loss)	5.43	(0.06)	(0.01)	1.33	1.67
Total from investment operations	$5.76	$0.25	$0.30	$1.64	$1.96
Less distributions declared to shareholders
From net investment income	$(0.31)	$(0.32)	$(0.31)	$(0.34)	$(0.28)
From net realized gain	(0.29)	(0.04)	(0.64)	(0.49)	—
Total distributions declared to shareholders	$(0.60)	$(0.36)	$(0.95)	$(0.83)	$(0.28)
Net asset value, end of period (x)	$20.48	$15.32	$15.43	$16.08	$15.27
Total return (%) (r)(s)(t)(x)	38.29	1.69	2.57	10.94	14.56
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.97	1.02	1.02	1.03	1.17
Expenses after expense reductions (f)	0.87	0.89	0.89	0.89	0.99
Net investment income (loss)	1.74	2.05	2.04	1.97	2.02
Portfolio turnover	43	42	39	51	47
Net assets at end of period (000 omitted)	$806	$201	$182	$98	$137
See Notes to Financial Statements

Financial Highlights – continued
Class R4	Year ended
	7/31/21	7/31/20	7/31/19	7/31/18	7/31/17
Net asset value, beginning of period	$15.31	$15.42	$16.06	$15.26	$13.58
Income (loss) from investment operations
Net investment income (loss) (d)	$0.39	$0.35	$0.34	$0.35	$0.32
Net realized and unrealized gain (loss)	5.41	(0.06)	0.01	1.32	1.67
Total from investment operations	$5.80	$0.29	$0.35	$1.67	$1.99
Less distributions declared to shareholders
From net investment income	$(0.35)	$(0.36)	$(0.35)	$(0.38)	$(0.31)
From net realized gain	(0.29)	(0.04)	(0.64)	(0.49)	—
Total distributions declared to shareholders	$(0.64)	$(0.40)	$(0.99)	$(0.87)	$(0.31)
Net asset value, end of period (x)	$20.47	$15.31	$15.42	$16.06	$15.26
Total return (%) (r)(s)(t)(x)	38.64	1.95	2.88	11.18	14.85
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.72	0.77	0.77	0.78	0.92
Expenses after expense reductions (f)	0.63	0.64	0.64	0.64	0.74
Net investment income (loss)	2.09	2.29	2.25	2.22	2.27
Portfolio turnover	43	42	39	51	47
Net assets at end of period (000 omitted)	$424	$101	$88	$56	$63
See Notes to Financial Statements

Financial Highlights – continued
Class R6	Year ended
	7/31/21	7/31/20	7/31/19	7/31/18	7/31/17
Net asset value, beginning of period	$15.41	$15.52	$16.15	$15.35	$13.65
Income (loss) from investment operations
Net investment income (loss) (d)	$0.39	$0.36	$0.36	$0.36	$0.26
Net realized and unrealized gain (loss)	5.46	(0.06)	0.01	1.33	1.77
Total from investment operations	$5.85	$0.30	$0.37	$1.69	$2.03
Less distributions declared to shareholders
From net investment income	$(0.36)	$(0.37)	$(0.36)	$(0.40)	$(0.33)
From net realized gain	(0.29)	(0.04)	(0.64)	(0.49)	—
Total distributions declared to shareholders	$(0.65)	$(0.41)	$(1.00)	$(0.89)	$(0.33)
Net asset value, end of period (x)	$20.61	$15.41	$15.52	$16.15	$15.35
Total return (%) (r)(s)(t)(x)	38.76	2.03	3.02	11.23	15.06
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.65	0.68	0.68	0.68	0.84
Expenses after expense reductions (f)	0.55	0.55	0.55	0.54	0.63
Net investment income (loss)	2.14	2.39	2.31	2.30	1.73
Portfolio turnover	43	42	39	51	47
Net assets at end of period (000 omitted)	$33,049	$24,451	$25,922	$25,684	$23,293

(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
See Notes to Financial Statements

Notes to Financial Statements
(1) Business and Organization
MFS Equity Income Fund (the fund) is a diversified series of MFS Series Trust VII (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.
The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies.
(2) Significant Accounting Policies
General — The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s market, economic, industrial, political, regulatory, geopolitical, environmental, public health, and other conditions.
Certain of the fund's investments, including its investments in derivatives, as well as any debt issued by the fund and other contractual arrangements of the fund may be based on reference interest rates such as the London Interbank Offered Rate (“LIBOR”). In 2017, the regulatory authority that oversees financial services firms in the United Kingdom announced plans to transition away from LIBOR by the end of 2021. In March 2021, the administrator of LIBOR announced the extension of the publication of the more commonly used U.S. dollar LIBOR settings to the end of June 2023. Although the full impacts of the transition away from LIBOR are not fully known, the transition may result in, among other things, an increase in volatility or illiquidity of the markets for instruments that currently rely on LIBOR to determine interest rates and this could have an adverse impact on the fund's performance. With respect to the fund's accounting for investments, including its investments in derivatives, as well as any debt issued by the fund and other contractual arrangements of the fund that undergo reference rate-related modifications as a result of the transition, management will rely upon the relief provided by FASB Codification Topic 848 – Reference Rate Reform (Topic 848). The guidance in Topic 848 permits the fund to disregard the GAAP accounting requirements around certain contract modifications resulting from the LIBOR transition such that for contracts considered in scope, the fund can account for those modified contracts as a continuation of the existing contracts.
Balance Sheet Offsetting — The fund's accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across

Notes to Financial Statements  - continued
transactions between the fund and the applicable counterparty. The fund's right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.
Investment Valuations — Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.
The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or

Notes to Financial Statements  - continued
published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.
Various inputs are used in determining the value of the fund's assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser's own assumptions in determining the fair value of investments. The following is a summary of the levels used as of July 31, 2021 in valuing the fund's assets or liabilities:
Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$243,836,576	$—	$—	$243,836,576
Switzerland	11,777,381	—	—	11,777,381
Canada	11,021,567	—	—	11,021,567
Japan	—	7,614,519	—	7,614,519
United Kingdom	7,496,453	—	—	7,496,453
Taiwan	4,685,779	—	—	4,685,779
South Korea	—	2,838,184	—	2,838,184
Germany	2,309,720	—	—	2,309,720
France	1,150,523	—	—	1,150,523
Mutual Funds	3,365,969	—	—	3,365,969
Total	$285,643,968	$10,452,703	$—	$296,096,671
For further information regarding security characteristics, see the Portfolio of Investments.
Foreign Currency Translation — Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.
Security Loans — Under its Securities Lending Agency Agreement with the fund, State Street Bank and Trust Company, as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement

Notes to Financial Statements  - continued
period for such securities or within three business days. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. The lending agent provides the fund with indemnification against Borrower default. In the event of Borrower default, the lending agent will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, the lending agent assumes the fund's rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, the lending agent is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is separately reported in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At July 31, 2021, there were no securities on loan or collateral outstanding.
Indemnifications — Under the fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund's maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.
Investment Transactions and Income — Investment transactions are recorded on the trade date. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.
The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.
Tax Matters and Distributions — The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain

Notes to Financial Statements  - continued
tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.
Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.
Book/tax differences primarily relate to wash sale loss deferrals, treating a portion of the proceeds from redemptions as a distribution for tax purposes, and partnership adjustments.
The tax character of distributions declared to shareholders for the last two fiscal years is as follows:
	Year ended 7/31/21	Year ended 7/31/20
Ordinary income (including any short-term capital gains)	$4,662,077	$4,014,800
Long-term capital gains	3,358,035	679,813
Total distributions	$8,020,112	$4,694,613
The federal tax cost and the tax basis components of distributable earnings were as follows:
As of 7/31/21
Cost of investments	$210,306,473
Gross appreciation	87,852,955
Gross depreciation	(2,062,757)
Net unrealized appreciation (depreciation)	$ 85,790,198
Undistributed ordinary income	3,074,549
Undistributed long-term capital gain	12,350,829
Other temporary differences	1,568,523
Total distributable earnings (loss)	$102,784,099
Multiple Classes of Shares of Beneficial Interest — The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund's income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B and Class C shares will convert to

Notes to Financial Statements  - continued
Class A shares approximately eight years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:
	Year ended 7/31/21	Year ended 7/31/20
Class A	$5,427,649	$3,169,345
Class B	96,065	61,646
Class C	432,420	271,014
Class I	996,672	515,942
Class R1	3,722	1,815
Class R2	6,705	5,950
Class R3	10,995	4,398
Class R4	6,774	2,426
Class R6	1,039,110	662,077
Total	$8,020,112	$4,694,613
(3) Transactions with Affiliates
Investment Adviser — The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund's average daily net assets:
Up to $1 billion	0.50%
In excess of $1 billion and up to $2.5 billion	0.475%
In excess of $2.5 billion	0.45%
MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund's Board of Trustees. For the year ended July 31, 2021, this management fee reduction amounted to $28,995, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended July 31, 2021 was equivalent to an annual effective rate of 0.49% of the fund's average daily net assets.
The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total fund operating expenses do not exceed the following rates annually of each class’s average daily net assets:
Classes
A	B	C	I	R1	R2	R3	R4	R6
0.89%	1.64%	1.64%	0.64%	1.64%	1.14%	0.89%	0.64%	0.55%
This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until November 30, 2022. For the year ended July 31, 2021, this reduction amounted to $227,454, which is included in the reduction of total expenses in the Statement of Operations.

Notes to Financial Statements  - continued
Distributor — MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $54,958 for the year ended July 31, 2021, as its portion of the initial sales charge on sales of Class A shares of the fund.
The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.
The fund's distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.
Distribution Plan Fee Table:
	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$ 416,539
Class B	0.75%	0.25%	1.00%	1.00%	37,561
Class C	0.75%	0.25%	1.00%	1.00%	165,595
Class R1	0.75%	0.25%	1.00%	1.00%	1,486
Class R2	0.25%	0.25%	0.50%	0.50%	1,118
Class R3	—	0.25%	0.25%	0.25%	1,105
Total Distribution and Service Fees					$623,404
(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended July 31, 2021 based on each class's average daily net assets. MFD has voluntarily agreed to rebate a portion of each class's 0.25% service fee attributable to accounts for which there is no financial intermediary specified on the account except for accounts attributable to MFS or its affiliates' seed money. For the year ended July 31, 2021, this rebate amounted to $69 and $106 for Class A and Class C, respectively, and is included in the reduction of total expenses in the Statement of Operations.
Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. All contingent deferred sales charges are paid to MFD and during the year ended July 31, 2021, were as follows:
Amount
Class A	$1,286
Class B	2,001
Class C	935
Shareholder Servicing Agent — MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as

Notes to Financial Statements  - continued
determined periodically under the supervision of the fund's Board of Trustees. For the year ended July 31, 2021, the fee was $26,179, which equated to 0.0106% annually of the fund's average daily net assets. MFSC also receives reimbursement from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R6 shares do not incur sub-accounting fees. For the year ended July 31, 2021, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $194,875.
Administrator — MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended July 31, 2021 was equivalent to an annual effective rate of 0.0172% of the fund's average daily net assets.
Trustees’ and Officers’ Compensation — The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.
Other — The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS but does incur investment and operating costs.
At July 31, 2021, MFS held approximately 54% of the outstanding shares of Class R1.
The adviser has voluntarily undertaken to reimburse the fund from its own resources on a quarterly basis for the cost of investment research embedded in the cost of the fund’s securities trades. This agreement may be rescinded at any time. For the year ended July 31, 2021, this reimbursement amounted to $6,647, which is included in “Other” income in the Statement of Operations.
(4) Portfolio Securities
For the year ended July 31, 2021, purchases and sales of investments, other than short-term obligations, aggregated $118,846,523 and $103,774,479, respectively.

Notes to Financial Statements  - continued
(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:
	Year ended 7/31/21		Year ended 7/31/20
	Shares	Amount	Shares	Amount
Shares sold
Class A	1,849,009	$33,945,171	1,664,588	$24,235,950
Class B	7,502	140,379	6,406	94,249
Class C	160,824	2,952,073	125,536	1,831,768
Class I	904,887	16,860,998	589,270	8,499,926
Class R1	647	12,075	1,088	16,020
Class R2	524	9,258	1,072	16,242
Class R3	42,476	812,602	1,057	17,301
Class R4	13,759	249,326	737	11,052
Class R6	380,858	6,932,197	252,287	3,769,744
	3,360,486	$61,914,079	2,642,041	$38,492,252
Shares issued to shareholders in reinvestment of distributions
Class A	308,877	$5,418,146	213,924	$3,162,669
Class B	5,481	95,400	4,107	61,408
Class C	24,792	431,174	18,147	269,980
Class I	54,440	961,835	32,409	480,294
Class R1	212	3,722	122	1,815
Class R2	384	6,705	391	5,950
Class R3	596	10,995	298	4,398
Class R4	372	6,774	164	2,426
Class R6	54,439	962,285	41,543	618,613
	449,593	$7,897,036	311,105	$4,607,553
Shares reacquired
Class A	(1,484,551)	$(26,024,199)	(1,714,286)	$(25,130,150)
Class B	(52,853)	(946,476)	(78,535)	(1,130,659)
Class C	(385,328)	(6,963,612)	(350,868)	(5,247,621)
Class I	(364,047)	(6,609,096)	(735,907)	(10,823,431)
Class R1	(93)	(1,775)	(33)	(547)
Class R2	(2,808)	(48,089)	(11,681)	(196,775)
Class R3	(16,838)	(327,666)	(18)	(279)
Class R4	(26)	(514)	(12)	(181)
Class R6	(418,513)	(7,609,226)	(377,403)	(5,624,404)
	(2,725,057)	$(48,530,653)	(3,268,743)	$(48,154,047)

Notes to Financial Statements  - continued
	Year ended 7/31/21		Year ended 7/31/20
	Shares	Amount	Shares	Amount
Net change
Class A	673,335	$13,339,118	164,226	$2,268,469
Class B	(39,870)	(710,697)	(68,022)	(975,002)
Class C	(199,712)	(3,580,365)	(207,185)	(3,145,873)
Class I	595,280	11,213,737	(114,228)	(1,843,211)
Class R1	766	14,022	1,177	17,288
Class R2	(1,900)	(32,126)	(10,218)	(174,583)
Class R3	26,234	495,931	1,337	21,420
Class R4	14,105	255,586	889	13,297
Class R6	16,784	285,256	(83,573)	(1,236,047)
	1,085,022	$21,280,462	(315,597)	$(5,054,242)
Effective June 1, 2019, purchases of the fund’s Class B shares are closed to new and existing investors subject to certain exceptions. Please see the fund’s prospectus for details.
(6) Line of Credit
The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit of which $1 billion is reserved for use by the fund and certain other MFS U.S. funds. The line of credit is provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of one month LIBOR, the Federal Funds Effective Rate and the Overnight Bank Funding Rate, plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended July 31, 2021, the fund’s commitment fee and interest expense were $951 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.
(7) Investments in Affiliated Issuers
An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:
Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$1,492,382	$34,994,968	$33,121,232	$(95)	$(54)	$3,365,969

Notes to Financial Statements  - continued
Affiliated Issuers	Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio	$1,448	$—
(8) Impacts of COVID-19
The pandemic related to the global spread of novel coronavirus disease (COVID-19), which was first detected in December 2019, has resulted in significant disruptions to global business activity and the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the securities and commodities markets in general. Multiple surges in cases globally, the availability and widespread adoption of vaccines, and the emergence of variant strains of the virus continue to create uncertainty as to the future and long-term impacts resulting from the pandemic including impacts to the prices and liquidity of the fund's investments and the fund's performance.

Report of Independent Registered Public Accounting Firm
To the Shareholders of MFS Equity Income Fund and the Board of Trustees of MFS Series Trust VII
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of MFS Equity Income Fund (the “Fund”) (one of the funds constituting MFS Series Trust VII (the “Trust”)), including the portfolio of investments, as of July 31, 2021, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting MFS Series Trust VII) at July 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Report of Independent Registered Public Accounting Firm – continued
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2021, by correspondence with the custodian and others. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more MFS investment companies since 1993.
Boston, Massachusetts
September 15, 2021

Trustees and Officers — Identification and Background
The Trustees and Officers of the Trust, as of September 1, 2021, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 57)	Trustee	February 2004	136	Massachusetts Financial Services Company, Non-Executive Chairman (since January 2021); Director; Chairman of the Board; Executive Chairman (January 2017-2020); Co-Chief Executive Officer (2015-2016)	N/A
Michael W. Roberge (k) (age 54)	Trustee	January 2021	136	Massachusetts Financial Services Company, Chairman (since January 2021); Chief Executive Officer (since January 2017); Director; President (until December 2018); Chief Investment Officer (until December 2018); Co-Chief Executive Officer (until December 2016)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 66)	Trustee and Chair of Trustees	January 2009	136	Private investor	N/A
Steven E. Buller (age 70)	Trustee	February 2014	136	Private investor	N/A
John A. Caroselli (age 67)	Trustee	March 2017	136	Private investor; JC Global Advisors, LLC (management consulting), President (since 2015)	N/A
Maureen R. Goldfarb (age 66)	Trustee	January 2009	136	Private investor	N/A
Peter D. Jones (age 66)	Trustee	January 2019	136	Private investor	N/A

Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
James W. Kilman, Jr. (age 60)	Trustee	January 2019	136	Burford Capital Limited (finance and investment management), Senior Advisor (since May 3, 2021), Chief Financial Officer (2019 - May 2, 2021); KielStrand Capital LLC (family office), Chief Executive Officer (since 2016); Morgan Stanley & Co. (financial services), Vice Chairman of Investment Banking, Co-Head of Diversified Financials Coverage – Financial Institutions Investment Banking Group (until 2016)	Alpha-En Corporation, Director (2016-2019)
Clarence Otis, Jr. (age 65)	Trustee	March 2017	136	Private investor	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director
Maryanne L. Roepke (age 65)	Trustee	May 2014	136	Private investor	N/A
Laurie J. Thomsen (age 64)	Trustee	March 2005	136	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director

Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 47)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel
Kino Clark (k) (age 53)	Assistant Treasurer	January 2012	136	Massachusetts Financial Services Company, Vice President

Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
John W. Clark, Jr. (k) (age 54)	Assistant Treasurer	April 2017	136	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head - Treasurer's Office (until February 2017)
Thomas H. Connors (k) (age 61)	Assistant Secretary and Assistant Clerk	September 2012	136	Massachusetts Financial Services Company, Vice President and Senior Counsel
David L. DiLorenzo (k) (age 53)	President	July 2005	136	Massachusetts Financial Services Company, Senior Vice President
Heidi W. Hardin (k) (age 54)	Secretary and Clerk	April 2017	136	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (until January 2017)
Brian E. Langenfeld (k) (age 48)	Assistant Secretary and Assistant Clerk	June 2006	136	Massachusetts Financial Services Company, Vice President and Senior Counsel
Amanda S. Mooradian (k) (age 42)	Assistant Secretary and Assistant Clerk	September 2018	136	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel
Susan A. Pereira (k) (age 50)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Kasey L. Phillips (k) (age 50)	Assistant Treasurer	September 2012	136	Massachusetts Financial Services Company, Vice President
Matthew A. Stowe (k) (age 46)	Assistant Secretary and Assistant Clerk	October 2014	136	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Martin J. Wolin (k) (age 53)	Chief Compliance Officer	July 2015	136	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer

Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
James O. Yost (k) (age 61)	Treasurer	September 1990	136	Massachusetts Financial Services Company, Senior Vice President
(h)	Date first appointed to serve as Trustee/Officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Each Trustee (other than Messrs. Jones, Kilman and Roberge) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Mr. Roberge became a Trustee of the Funds on January 1, 2021 and Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board's retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).
Messrs. Buller, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.
Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.

Trustees and Officers - continued
The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900

Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Ernst & Young LLP 200 Clarendon Street Boston, MA 02116

Portfolio Manager(s)
Jim Fallon Matt Krummell Jonathan Sage Jed Stock

Board Review of Investment Advisory Agreement
MFS Equity Income Fund
The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times by videoconference (in accordance with Securities and Exchange Commission relief) over the course of three months beginning in May and ending in July, 2021 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by an independent consultant who was retained by and reported to the independent Trustees.
In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.
In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2020 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Broadridge performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge as well as all other funds in the same investment classification/category (the “Broadridge expense group and universe”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii)

Board Review of Investment Advisory Agreement - continued
information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.
The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.
Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the Broadridge performance universe over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Class I shares in comparison to the performance of funds in its Broadridge performance universe over the five-year period ended December 31, 2020, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Class I shares was in the 1st quintile relative to the other funds in the universe for this five-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Class I shares was in the 1st quintile for each of the one- and three-year periods ended December 31, 2020 relative to the Broadridge performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.
In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.
In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Class I shares as a percentage of average daily net assets and the advisory fee and total expense ratios of the Broadridge expense group based on information provided by Broadridge. The Trustees considered that MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the data provided by

Board Review of Investment Advisory Agreement - continued
Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each approximately at the Broadridge expense group median.
The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.
The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to contractual breakpoints that reduce the Fund’s advisory fee rate on average daily net assets over $1 billion and $2.5 billion. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoints and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.
The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.
After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.
In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

Board Review of Investment Advisory Agreement - continued
The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.
The Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the MFS Funds. The Trustees also considered that MFS discontinued its historic practice of obtaining investment research from portfolio brokerage commissions paid by certain MFS Funds effective January 2018, and directly pays or voluntarily reimburses a Fund, if applicable, for the costs of external research acquired through the use of the Fund’s portfolio brokerage commissions.
Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2021.

Statement Regarding Liquidity Risk Management Program
The fund has adopted and implemented a liquidity risk management program (the “Program”) as required by Rule 22e-4 under the Investment Company Act of 1940, as amended. The fund’s Board of Trustees (the “Board”) has designated MFS as the administrator of the Program. The Program is reasonably designed to assess and manage the liquidity risk of the fund. Liquidity risk is the risk that the fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors' interests.
MFS provided a written report to the Board for consideration at its April 2021 meeting that addressed the operation of the Program and provided an assessment of the adequacy and effectiveness of the Program during the period from January 1, 2020 to December 31, 2020 (the “Covered Period”). The report concluded that during the Covered Period the Program had operated effectively and had adequately and effectively been implemented to assess and manage the fund’s liquidity risk. MFS also reported that there were no liquidity events that impacted the fund or its ability to timely meet redemptions without dilution to existing shareholders during the Covered Period.
There can be no assurance that the Program will achieve its objectives in the future. Further information on liquidity risk, and other principal risks to which an investment in the fund may be subject, can be found in the prospectus.

Proxy Voting Policies and Information
MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Quarterly Portfolio Disclosure
The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund's Form N-PORT reports are available on the SEC's Web site at  http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund's fiscal year at mfs.com/openendfunds by choosing the fund's name and then scrolling to the “Resources” section and clicking on the “Prospectus and Reports” tab.
Further Information
From time to time, MFS may post important information about the fund or the MFS Funds on the MFS Web site (mfs.com). This information is available at https://www.mfs.com/announcements or at mfs.com/openendfunds by choosing the fund’s name and then scrolling to the “Resources” section and clicking on the “Announcements” tab, if any.
Information About Fund Contracts and Legal Claims
The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.
Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.
Federal Tax Information (unaudited)
The fund will notify shareholders of amounts for use in preparing 2021 income tax forms in January 2022. The following information is provided pursuant to provisions of the Internal Revenue Code.
The fund designates the maximum amount allowable as qualified dividend income eligible to be taxed at the same rate as long-term capital gain.
The fund designates $4,255,000 as capital gain dividends paid during the fiscal year.
For corporate shareholders, 47.89% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

Federal Tax Information (unaudited) - continued
The fund designates the maximum amount allowable as Section 199A dividends as defined in Proposed Treasury Regulation §1.199A-3(d).

rev. 3/16
FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and account balances
• Account transactions and transaction history
• Checking account information and wire transfer instructions
When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don't share
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes – information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes – information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share

Questions?	Call 800-225-2606 or go to mfs.com.

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?	We collect your personal information, for example, when you
• open an account or provide account information
• direct us to buy securities or direct us to sell your securities
• make a wire transfer
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
• sharing for affiliates' everyday business purposes – information about your creditworthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
• MFS doesn't jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

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CONTACT
WEB SITE
mfs.com
MFS TALK
1-800-637-8255
24 hours a day
ACCOUNT SERVICE AND LITERATURE
Shareholders
1-800-225-2606
Financial advisors
1-800-343-2829
Retirement plan services
1-800-637-1255
MAILING ADDRESS
MFS Service Center, Inc.
P.O. Box 219341
Kansas City, MO 64121-9341
OVERNIGHT MAIL
MFS Service Center, Inc.
Suite 219341
430 W 7th Street
Kansas City, MO 64105-1407

Annual Report
July 31, 2021
MFS®  Emerging Markets
Equity Research Fund
EEM-ANN

MFS® Emerging Markets
Equity Research Fund

Contact information	back cover

The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.
NOT FDIC INSURED  •  MAY LOSE VALUE  •  NO BANK GUARANTEE

LETTER FROM THE CEO
Dear Shareholders:
After experiencing dramatic swings in the early days of the coronavirus pandemic, global equity markets have performed strongly over the past year. Though the speedy development of vaccines brightened the economic and market outlook, uncertainty remains as new variants of the virus appear, and questions persist over how fast vaccines can be made widely available in the developing world.
Global central banks have taken aggressive steps to cushion the economic and market fallout related to the virus, and governments are deploying unprecedented levels of fiscal support. Having passed a $1.9 trillion stimulus package in March, the U.S. Congress could approve additional stimulus later this year, some of it focused on infrastructure. Along with extraordinary government expenditures, pent-up consumer demand fueled a surge in economic activity as coronavirus restrictions were eased, pushing up inflation, at least temporarily. Markets initially reacted by pushing yields on global government bonds higher, though some of the rate rise has since been corrected. Some emerging market central banks have begun to raise interest rates in recent months while the U.S. Federal Reserve has started to discuss tapering its bond buying program before the end of 2021.
A spirited debate is underway among investors over whether the current price pressures will persist or prove to be the temporary result of pandemic-induced bottlenecks. The policy measures put in place to counteract the pandemic's effects have helped build a supportive environment and are encouraging economic recovery; however, if markets disconnect from fundamentals, they can sow the seeds of instability. As such, recent dramatic increases in speculative trading in cryptocurrencies, special purpose acquisition companies (SPACs), and the like bear watching.
In the aftermath of the crisis, we could see societal changes as households, businesses, and governments adjust to a new reality, and any such alterations could affect the investment landscape. For investors, events such as the COVID-19 outbreak demonstrate the importance of having a deep understanding of company fundamentals, and we have built our global research platform to do just that.
At MFS®, we put our clients’ assets to work responsibly by carefully navigating the increasing complexity of global markets and economies. Guided by our long-term philosophy and adhering to our commitment to sustainable investing, we tune out the noise and aim to uncover what we believe are the best, most durable investment opportunities in the market. Our unique global investment platform combines collective expertise, long-term discipline, and thoughtful risk management to create sustainable value for investors.
Respectfully,
Michael W. Roberge
Chief Executive Officer
MFS Investment Management
September 15, 2021
The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.
1

Portfolio Composition
Portfolio structure
Top ten holdings
Taiwan Semiconductor Manufacturing Co. Ltd.	8.1%
Tencent Holdings Ltd.	6.3%
Samsung Electronics Co. Ltd.	5.8%
Reliance Industries Ltd.	3.0%
Yum China Holdings, Inc.	2.7%
Maruti Suzuki India Ltd.	2.6%
Hellenic Telecommunications Organization S.A.	2.5%
PT United Tractors Tbk	2.5%
Tata Consultancy Services Ltd.	2.5%
UPL Ltd.	2.5%
GICS equity industries (g)
Information Technology	21.1%
Financials	19.4%
Communication Services	14.8%
Consumer Discretionary	12.0%
Consumer Staples	10.1%
Energy	6.6%
Industrials	4.3%
Materials	3.9%
Utilities	3.1%
Real Estate	1.5%
Health Care	1.2%
Issuer country weightings (x)
China	31.1%
India	15.7%
Taiwan	12.1%
South Korea	10.5%
Hong Kong	6.0%
Russia	4.7%
United States	3.6%
Indonesia	3.5%
Mexico	2.5%
Other Countries	10.3%
Currency exposure weightings (y)
Hong Kong Dollar	25.2%
Indian Rupee	15.7%
Taiwan Dollar	12.1%
South Korean Won	10.5%
Chinese Renminbi	9.2%
United States Dollar	6.6%
Russian Ruble	4.7%
Indonesian Rupiah	3.5%
Mexican Peso	2.5%
Other Currencies	10.0%

2

Portfolio Composition - continued
(g)	The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and S&P Global Market Intelligence Inc. (“S&P Global Market Intelligence”). GICS is a service mark of MSCI and S&P Global Market Intelligence and has been licensed for use by MFS. MFS has applied its own internal sector/industry classification methodology for equity securities and non-equity securities that are unclassified by GICS.
(x)	Represents the portfolio’s exposure to issuer countries as a percentage of a portfolio’s net assets. For purposes of this presentation, United States includes Cash & Cash Equivalents.
(y)	Represents the portfolio’s exposure to a particular currency as a percentage of a portfolio's net assets. For purposes of this presentation, United States Dollar includes Cash & Cash Equivalents.
Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.
Percentages are based on net assets as of July 31, 2021.
The portfolio is actively managed and current holdings may be different.
3

Management Review
Summary of Results
For the period February 23, 2021 to July 31, 2021, Class A shares of the MFS Emerging Markets Equity Research Fund (fund) provided a total return of -7.80%, at net asset value. This compares with a return of -7.53% for the fund’s benchmark, the MSCI Emerging Markets Index (net div).
Market Environment
The global economy continued to recover from the most unusual recession in memory as financial markets benefited from massive fiscal and monetary intervention aimed at offsetting the economic effects of the pandemic. In developed markets, vaccine distribution broadened after getting off to a slower-than-hoped-for start in some locales, though concerns remained that too few people will be inoculated for herd immunity to be achieved, which could result in the emergence of additional variants. On balance, emerging markets experienced slower rollouts than developed markets amid ongoing vaccine supply constraints.
Around the world, central banks responded quickly and massively to the crisis with programs to improve liquidity and support markets. These undertakings proved largely successful in helping to restore market function, ease volatility and stimulate a prolonged rebound. In the first half of the period, the US Federal Reserve adopted a new, flexible average-inflation-targeting framework, which is expected to result in the federal funds rate remaining at low levels longer than under its previous model. Due to relatively manageable external liabilities and balances of payments in many countries and persistently low inflation, even emerging market countries were able to implement countercyclical policies — a departure from the usual market-dictated response to risk-off crises.
Late in the period, markets grappled with the threat of resurgent inflation resulting from pandemic-induced production bottlenecks, monumental levels of economic stimulus and the unleashing of post-lockdown pent-up demand. Meanwhile, raw materials prices rebounded strongly on account of the surprising resilience of the global manufacturing sector during the pandemic. Global sovereign bond yields initially rose in response to these factors before yields moderated in the second half of the period. The vaccine breakthroughs announced in November 2020 saw market leadership shift from a handful of mega-cap technology companies to a broader array of small-cap and value stocks, though growth stocks have performed strongly in recent months. Signs of excess investor enthusiasm were seen in pockets of the market, such as the “meme stocks” popular with users of online message boards and heavy retail participation in the market for short-dated equity options.
Detractors from Performance
Stock selection within the consumer staples, industrials and energy sectors detracted from performance relative to the MSCI Emerging Markets Index. Within the consumer staples sector, the fund's overweight positions in dairy products and health drinks producer Inner Mongolia Yili Industrial Group (China) and distilled Chinese liquor producer Kweichow Moutai (China) weighed on relative returns. The stock price of Inner Mongolia Yili Industrial Group suffered during the reporting period, primarily due to pressure on raw milk prices that were expected to extend well into 2021. Within the
4

Management Review - continued
industrials sector, the fund's overweight position in bus manufacturer Zhengzhou Yutong Bus (China) held back relative performance. Within the energy sector, the fund's overweight position in heavy equipment retailer PT United Tractors (Indonesia) detracted from relative returns. Shares of PT United Tractors fell as the company posted weak financial results across the board, with lower profits, weak volumes, erosion of margins due to higher discounts and negative operating leverage.
Elsewhere, the fund's overweight holdings of internet-based, multiple services company Tencent Holdings (China), investment holdings company Kingsoft Corp. (China), biotech firm Burning Rock Biotech (China) and forest products producer Empresas CMPC (Chile) held back relative returns. The stock price for Tencent Holdings declined after management reported a slowdown in mobile game and media revenue growth. Non-GAAP operating margins also came in below estimates due to higher-than-expected research and development spending. The company also cited headwinds for its advertising business for the rest of the year, including tightening regulation on the after-school tutoring industry and potential delays in the release of new popular video dramas. The fund's holding of air conditioner manufacturer Gree Electric Appliances(b) (China) also weighed on relative performance. The share price of Gree Electric Appliances was negatively impacted by net profit results that were lower than expected as air conditioners, lifestyle appliances and smart equipment revenue declined. Not owning shares of iron ore and pellets producer Vale (Brazil) further held back relative results.
During the reporting period, the fund’s relative currency exposure, resulting primarily from differences between the portfolio's and the benchmark's exposures to holdings of securities denominated in foreign currencies, was another detractor from relative performance. All of MFS’ investment decisions are driven by the fundamentals of each individual opportunity and as such, it is common for our portfolios to have different currency exposure than the benchmark.
Contributors to Performance
The combination of an underweight position and stock selection in the consumer discretionary sector benefited relative performance over the reporting period. Notably, the timing of the fund's ownership in shares of online and mobile commerce company Alibaba Group Holding(h) (China) boosted relative performance. The stock price of Alibaba Group Holding declined as the company reported lower-than-expected adjusted earnings due to higher investments in new businesses, such as its Taobao Deals and local services. Avoiding shares of poor-performing e-commerce platform developer Pinduoduo (China) and after-school tutoring programs provider TAL Education Group (China) further aided relative results.
Stock selection within the information technology sector also contributed to relative returns. Here, the fund's position in software engineering solutions and technology services provider EPAM Systems(b) and commercial electronic paper technology company E Ink Holdings(b) (Taiwan) bolstered relative performance. The stock price for EPAM Systems appreciated during the reporting period, after the company reported financial results ahead of consensus expectations, COVID-19 challenges began to subside, and nearly all segments showed material revenue acceleration, with the Financial Services and Travel & Consumer segments being the leaders.
5

Management Review - continued
Security selection within the communication services sector was another area of relative strength, led by the fund's overweight holding of telecommunication services provider Hellenic Telecommunications Organization (Greece), and avoiding shares of underperforming internet search provider Baidu (China).
Stocks in other sectors that also supported relative results included the fund's overweight holdings of agrochemical company UPL (India), gas distributor China Resources Gas Group (Hong Kong) and financial services firm Chailease Holding (China). The stock price of UPL advanced during the reporting period after the company reported solid financial results, primarily due to strong revenue growth in India and both the European Union and Latin American regions.
Respectfully,
Portfolio Manager(s)
Sanjay Natarajan and Deividas Seferis
(b)	Security is not a benchmark constituent.
(h)	Security was not held in the portfolio at period end.
The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.
6

Performance Summary THROUGH 7/31/21
The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.
Growth of a Hypothetical $10,000 Investment (t)
7

Performance Summary  - continued
Total Returns through 7/31/21
Average annual without sales charge
Share Class	Class inception date	Life (t)
A	2/23/21	(7.80)%
C	2/23/21	(8.10)%
I	2/23/21	(7.70)%
R1	2/23/21	(8.10)%
R2	2/23/21	(7.90)%
R3	2/23/21	(7.80)%
R4	2/23/21	(7.70)%
R6	2/23/21	(7.70)%
Comparative benchmark(s)

MSCI Emerging Markets Index (net div) (f)	(7.53)%
Average annual with sales charge

A With Initial Sales Charge (5.75%)	(13.10)%
C With CDSC (1% for 12 months) (v)	(9.02)%
CDSC – Contingent Deferred Sales Charge.
Class I, R1, R2, R3, R4, and R6 shares do not have a sales charge.
(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end. (See Notes to Performance Summary.)
(v)	Assuming redemption at the end of the applicable period.
Benchmark Definition(s)
MSCI Emerging Markets Index(e) (net div) - a market capitalization-weighted index that is designed to measure equity market performance in the global emerging markets.
It is not possible to invest directly in an index.
(e)	Morgan Stanley Capital International (“MSCI”) makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.
Notes to Performance Summary
Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date.
Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund's performance results would be less favorable. Please see the prospectus and financial statements for complete details.
8

Performance Summary  - continued
Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.
From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
9

Expense Table
Fund expenses borne by the shareholders during the period,
February 23, 2021 through July 31, 2021
As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period February 23, 2021 through July 31, 2021.
Actual Expenses
The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
10

Expense Table - continued
Share Class		Annualized Expense Ratio	Beginning Account Value 2/23/21	Ending Account Value 7/31/21	Expenses Paid During Period (p) 2/23/21-7/31/21
A	Actual	1.25%	$1,000.00	$922.00	$5.23
	Hypothetical (h)	1.25%	$1,000.00	$1,018.60	$6.26
C	Actual	2.00%	$1,000.00	$919.00	$8.36
	Hypothetical (h)	2.00%	$1,000.00	$1,014.88	$9.99
I	Actual	1.00%	$1,000.00	$923.00	$4.19
	Hypothetical (h)	1.00%	$1,000.00	$1,019.84	$5.01
R1	Actual	2.00%	$1,000.00	$919.00	$8.36
	Hypothetical (h)	2.00%	$1,000.00	$1,014.88	$9.99
R2	Actual	1.50%	$1,000.00	$921.00	$6.28
	Hypothetical (h)	1.50%	$1,000.00	$1,017.36	$7.50
R3	Actual	1.25%	$1,000.00	$922.00	$5.23
	Hypothetical (h)	1.25%	$1,000.00	$1,018.60	$6.26
R4	Actual	1.00%	$1,000.00	$923.00	$4.19
	Hypothetical (h)	1.00%	$1,000.00	$1,019.84	$5.01
R6	Actual	0.99%	$1,000.00	$923.00	$4.15
	Hypothetical (h)	0.99%	$1,000.00	$1,019.89	$4.96
(h)	5% class return per year before expenses.
(p) “Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 159/365 for Actual Expenses (for Hypothetical Expenses, multiplied by 181/365 to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher. For actual expenses paid, the calculation is based on the period from the commencement of the fund's investment operations, February 23, 2021, through July 31, 2021. For hypothetical expenses paid, it is assumed that the fund was in existence for the entire six month period ended July 31, 2021.
11

Portfolio of Investments
7/31/21
The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.
Issuer	Shares/Par	Value ($)
Common Stocks – 98.0%
Alcoholic Beverages – 3.8%
China Resources Beer Holdings Co. Ltd.	4,000	$ 30,004
Jiangsu Yanghe Brewery JSC Ltd.	900	22,721
Kweichow Moutai Co. Ltd.	100	26,005
		$78,730
Automotive – 8.3%
BYD Co. Ltd.	1,000	$ 30,755
Maruti Suzuki India Ltd.	561	52,739
PT United Tractors Tbk	37,500	50,765
Zhengzhou Yutong Bus Co. Ltd., “A”	20,700	36,390
		$170,649
Biotechnology – 0.8%
Hugel, Inc. (a)	80	$ 16,609
Brokerage & Asset Managers – 3.8%
B3 S.A. - Brasil Bolsa Balcao	6,700	$ 19,618
Hong Kong Exchanges & Clearing Ltd.	500	31,913
Moscow Exchange MICEX-RTS PJSC	11,203	26,517
		$78,048
Business Services – 2.5%
Tata Consultancy Services Ltd.	1,192	$ 50,737
Chemicals – 2.5%
UPL Ltd.	4,644	$ 50,697
Computer Software – 5.2%
Kingsoft Corp. Ltd.	3,000	$ 13,975
Naver Corp.	118	44,556
NetEase.com, Inc., ADR	475	48,549
		$107,080
Computer Software - Systems – 7.5%
EPAM Systems, Inc. (a)	61	$ 34,148
Samsung Electronics Co. Ltd.	1,748	119,535
		$153,683
Construction – 3.6%
Gree Electric Appliances, Inc., “A”	6,400	$ 47,086
Techtronic Industries Co. Ltd.	1,500	26,810
		$73,896
12

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Consumer Products – 1.7%
Amorepacific Corp.	188	$ 36,202
Consumer Services – 1.2%
51job, Inc., ADR (a)	346	$ 24,919
Electrical Equipment – 1.3%
Advantech Co. Ltd.	2,000	$ 26,075
Electronics – 9.2%
E Ink Holdings, Inc.	8,000	$ 23,057
Taiwan Semiconductor Manufacturing Co. Ltd.	8,000	166,581
		$189,638
Energy - Independent – 3.0%
Reliance Industries Ltd.	2,253	$ 61,621
Energy - Integrated – 1.1%
LUKOIL PJSC, ADR	264	$ 22,625
Food & Beverages – 2.2%
Gruma S.A.B. de C.V.	2,145	$ 23,208
Inner Mongolia Yili Industrial Group Co. Ltd., “A”	4,400	22,756
		$45,964
Forest & Paper Products – 0.7%
Empresas CMPC S.A.	6,832	$ 14,764
General Merchandise – 2.3%
BIM Birlesik Magazalar A.S.	2,525	$ 18,999
Wal-Mart de Mexico S.A.B. de C.V.	8,602	28,356
		$47,355
Insurance – 2.5%
AIA Group Ltd.	2,800	$ 33,545
Ping An Insurance (Group) Co. of China Ltd., “H”	2,000	17,539
		$51,084
Internet – 7.2%
Allegro.EU S.A. (a)	1,133	$ 19,440
Tencent Holdings Ltd.	2,100	129,440
		$148,880
Major Banks – 3.0%
China Construction Bank Corp.	48,000	$ 33,478
SBI Cards & Payment Services Ltd. (a)	2,056	28,578
		$62,056
13

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Medical & Health Technology & Services – 0.4%
Burning Rock Biotech Ltd., ADR (a)	402	$ 9,158
Natural Gas - Distribution – 2.4%
China Resources Gas Group Ltd.	8,000	$ 49,311
Other Banks & Diversified Financials – 9.6%
Bank Central Asia Tbk PT	10,600	$ 21,878
Chailease Holding Co. Ltd.	4,000	33,113
Credicorp Ltd. (a)	68	6,865
HDFC Bank Ltd.	2,061	39,659
Komercni Banka A.S. (a)	665	24,715
Kotak Mahindra Bank Ltd. (a)	1,041	23,228
Sberbank of Russia PJSC	7,922	33,176
TCS Group Holding PLC	184	15,220
		$197,854
Real Estate – 1.5%
ESR Cayman Ltd. (a)	8,800	$ 30,914
Restaurants – 2.7%
Yum China Holdings, Inc.	896	$ 55,722
Special Products & Services – 0.5%
Tisco Financial Group PCL	4,200	$ 11,245
Specialty Chemicals – 0.8%
Asian Paints Ltd.	396	$ 15,743
Specialty Stores – 2.0%
Meituan, “B” (a)	1,500	$ 41,500
Telecommunications - Wireless – 1.5%
Advanced Info Service Public Co. Ltd.	5,700	$ 31,129
Telephone Services – 2.5%
Hellenic Telecommunications Organization S.A.	2,784	$ 50,793
Utilities - Electric Power – 0.7%
Energisa S.A., IEU	1,700	$ 13,954
Total Common Stocks (Identified Cost, $2,201,618)		$ 2,018,635
14

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Investment Companies (h) – 3.3%
Money Market Funds – 3.3%
MFS Institutional Money Market Portfolio, 0.03% (v) (Identified Cost, $67,408)	67,408	$ 67,408

Other Assets, Less Liabilities – (1.3)%		(27,759)
Net Assets – 100.0%		$ 2,058,284

(a)	Non-income producing security.
(h)	An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund's investments in affiliated issuers and in unaffiliated issuers were $67,408 and $2,018,635, respectively.
(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:
ADR	American Depositary Receipt
IEU	International Equity Unit
PCL	Public Company Limited
See Notes to Financial Statements
15

Financial Statements
Statement of Assets and Liabilities
At 7/31/21
This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.
Assets
Investments in unaffiliated issuers, at value (identified cost, $2,201,618)	$2,018,635
Investments in affiliated issuers, at value (identified cost, $67,408)	67,408
Cash	6
Foreign currency, at value (identified cost, $196)	196
Receivables for
Dividends	4,401
Receivable from investment adviser	16,038
Total assets	$2,106,684
Liabilities
Payable to affiliates
Administrative services fee	$144
Shareholder servicing costs	81
Distribution and service fees	14
Payable for independent Trustees' compensation	14
Deferred country tax expense payable	2,434
Accrued expenses and other liabilities	45,713
Total liabilities	$48,400
Net assets	$2,058,284
Net assets consist of
Paid-in capital	$2,229,873
Total distributable earnings (loss)	(171,589)
Net assets	$2,058,284
Shares of beneficial interest outstanding	223,130
16

Statement of Assets and Liabilities – continued
	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$165,692	17,975	$9.22
Class C	46,833	5,098	9.19
Class I	46,665	5,057	9.23
Class R1	45,938	5,000	9.19
Class R2	46,038	5,000	9.21
Class R3	46,088	5,000	9.22
Class R4	46,138	5,000	9.23
Class R6	1,614,892	175,000	9.23

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $9.78 [100 / 94.25 x $9.22]. On sales of $50,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, and R6.
See Notes to Financial Statements
17

Financial Statements
Statement of Operations
Year ended 7/31/21 (c)
This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.
Net investment income (loss)
Income
Dividends	$23,028
Dividends from affiliated issuers	6
Foreign taxes withheld	(2,755)
Total investment income	$20,279
Expenses
Management fee	$8,782
Distribution and service fees	746
Shareholder servicing costs	189
Administrative services fee	7,624
Independent Trustees' compensation	1,728
Custodian fee	10,428
Shareholder communications	1,258
Audit and tax fees	36,707
Legal fees	106
Registration fees	12,153
Form N-CEN/N-PORT preparation fees	4,900
Miscellaneous	3,960
Total expenses	$88,581
Fees paid indirectly	(35)
Reduction of expenses by investment adviser	(78,664)
Net expenses	$9,882
Net investment income (loss)	$10,397
Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers (net of $1,109 country tax)	$5,048
Foreign currency	(2,072)
Net realized gain (loss)	$2,976
Change in unrealized appreciation or depreciation
Unaffiliated issuers (net of $2,392 increase in deferred country tax)	$(185,375)
Translation of assets and liabilities in foreign currencies	5
Net unrealized gain (loss)	$(185,370)
Net realized and unrealized gain (loss)	$(182,394)
Change in net assets from operations	$(171,997)
(c) For the period from the commencement of the fund’s investment operations, February 23, 2021, through the stated period end.
See Notes to Financial Statements
18

Financial Statements
Statement of Changes in Net Assets
This statement describes the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.
Year ended
7/31/21 (c)
Change in net assets
From operations
Net investment income (loss)	$10,397
Net realized gain (loss)	2,976
Net unrealized gain (loss)	(185,370)
Change in net assets from operations	$(171,997)
Change in net assets from fund share transactions	$2,230,281
Total change in net assets	$2,058,284
Net assets
At beginning of period	—
At end of period	$2,058,284

(c)	For the period from the commencement of the fund’s investment operations, February 23, 2021, through the stated period end.
See Notes to Financial Statements
19

Financial Statements
Financial Highlights
The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.
Class A	Year ended
7/31/21(c)
Net asset value, beginning of period	$10.00
Income (loss) from investment operations
Net investment income (loss) (d)	$0.04
Net realized and unrealized gain (loss)	(0.82)
Total from investment operations	$(0.78)
Net asset value, end of period (x)	$9.22
Total return (%) (r)(s)(t)(x)	(7.80)(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	9.75(a)
Expenses after expense reductions (f)	1.25(a)
Net investment income (loss)	0.97(a)
Portfolio turnover	17(n)
Net assets at end of period (000 omitted)	$166
See Notes to Financial Statements
20

Financial Highlights – continued
Class C	Year ended
7/31/21(c)
Net asset value, beginning of period	$10.00
Income (loss) from investment operations
Net investment income (loss) (d)	$0.01
Net realized and unrealized gain (loss)	(0.82)
Total from investment operations	$(0.81)
Net asset value, end of period (x)	$9.19
Total return (%) (r)(s)(t)(x)	(8.10)(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	10.51(a)
Expenses after expense reductions (f)	2.00(a)
Net investment income (loss)	0.20(a)
Portfolio turnover	17(n)
Net assets at end of period (000 omitted)	$47

Class I	Year ended
7/31/21(c)
Net asset value, beginning of period	$10.00
Income (loss) from investment operations
Net investment income (loss) (d)	$0.05
Net realized and unrealized gain (loss)	(0.82)
Total from investment operations	$(0.77)
Net asset value, end of period (x)	$9.23
Total return (%) (r)(s)(t)(x)	(7.70)(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	9.51(a)
Expenses after expense reductions (f)	1.00(a)
Net investment income (loss)	1.20(a)
Portfolio turnover	17(n)
Net assets at end of period (000 omitted)	$47
See Notes to Financial Statements
21

Financial Highlights – continued
Class R1	Year ended
7/31/21(c)
Net asset value, beginning of period	$10.00
Income (loss) from investment operations
Net investment income (loss) (d)	$0.01
Net realized and unrealized gain (loss)	(0.82)
Total from investment operations	$(0.81)
Net asset value, end of period (x)	$9.19
Total return (%) (r)(s)(t)(x)	(8.10)(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	10.51(a)
Expenses after expense reductions (f)	2.00(a)
Net investment income (loss)	0.21(a)
Portfolio turnover	17(n)
Net assets at end of period (000 omitted)	$46

Class R2	Year ended
7/31/21(c)
Net asset value, beginning of period	$10.00
Income (loss) from investment operations
Net investment income (loss) (d)	$0.03
Net realized and unrealized gain (loss)	(0.82)
Total from investment operations	$(0.79)
Net asset value, end of period (x)	$9.21
Total return (%) (r)(s)(t)(x)	(7.90)(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	10.01(a)
Expenses after expense reductions (f)	1.50(a)
Net investment income (loss)	0.70(a)
Portfolio turnover	17(n)
Net assets at end of period (000 omitted)	$46
See Notes to Financial Statements
22

Financial Highlights – continued
Class R3	Year ended
7/31/21(c)
Net asset value, beginning of period	$10.00
Income (loss) from investment operations
Net investment income (loss) (d)	$0.04
Net realized and unrealized gain (loss)	(0.82)
Total from investment operations	$(0.78)
Net asset value, end of period (x)	$9.22
Total return (%) (r)(s)(t)(x)	(7.80)(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	9.76(a)
Expenses after expense reductions (f)	1.25(a)
Net investment income (loss)	0.95(a)
Portfolio turnover	17(n)
Net assets at end of period (000 omitted)	$46

Class R4	Year ended
7/31/21(c)
Net asset value, beginning of period	$10.00
Income (loss) from investment operations
Net investment income (loss) (d)	$0.05
Net realized and unrealized gain (loss)	(0.82)
Total from investment operations	$(0.77)
Net asset value, end of period (x)	$9.23
Total return (%) (r)(s)(t)(x)	(7.70)(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	9.51(a)
Expenses after expense reductions (f)	1.00(a)
Net investment income (loss)	1.19(a)
Portfolio turnover	17(n)
Net assets at end of period (000 omitted)	$46
See Notes to Financial Statements
23

Financial Highlights – continued
Class R6	Year ended
7/31/21(c)
Net asset value, beginning of period	$10.00
Income (loss) from investment operations
Net investment income (loss) (d)	$0.05
Net realized and unrealized gain (loss)	(0.82)
Total from investment operations	$(0.77)
Net asset value, end of period (x)	$9.23
Total return (%) (r)(s)(t)(x)	(7.70)(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	9.50(a)
Expenses after expense reductions (f)	0.99(a)
Net investment income (loss)	1.20(a)
Portfolio turnover	17(n)
Net assets at end of period (000 omitted)	$1,615

(a)	Annualized.
(c)	For the period from the commencement of the fund’s investment operations, February 23, 2021, through the stated period end.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
See Notes to Financial Statements
24

Notes to Financial Statements
(1) Business and Organization
MFS Emerging Markets Equity Research Fund (the fund) is a non-diversified series of MFS Series Trust VII (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.
The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies.
(2) Significant Accounting Policies
General — The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s market, economic, industrial, political, regulatory, geopolitical, environmental, public health, and other conditions. Investments in emerging markets can involve additional and greater risks than the risks associated with investments in developed foreign markets. Emerging markets can have less developed markets, greater custody and operational risk, less developed legal, regulatory, accounting, and auditing systems, and greater political, social, and economic instability than developed markets.
Certain of the fund's investments, including its investments in derivatives, as well as any debt issued by the fund and other contractual arrangements of the fund may be based on reference interest rates such as the London Interbank Offered Rate (“LIBOR”). In 2017, the regulatory authority that oversees financial services firms in the United Kingdom announced plans to transition away from LIBOR by the end of 2021. In March 2021, the administrator of LIBOR announced the extension of the publication of the more commonly used U.S. dollar LIBOR settings to the end of June 2023. Although the full impacts of the transition away from LIBOR are not fully known, the transition may result in, among other things, an increase in volatility or illiquidity of the markets for instruments that currently rely on LIBOR to determine interest rates and this could have an adverse impact on the fund's performance. With respect to the fund's accounting for investments, including its investments in derivatives, as well as any debt issued by the fund and other contractual arrangements of the fund that undergo reference rate-related modifications as a result of the transition, management will rely upon the relief provided by FASB Codification Topic 848 – Reference Rate Reform (Topic 848). The guidance in Topic 848 permits the fund to disregard the GAAP accounting requirements around certain contract modifications resulting from the LIBOR transition such that for contracts considered in scope, the fund can account for those modified contracts as a continuation of the existing contracts.
25

Notes to Financial Statements  - continued
Balance Sheet Offsetting — The fund's accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund's right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.
Investment Valuations — Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.
The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the
26

Notes to Financial Statements  - continued
issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.
Various inputs are used in determining the value of the fund's assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser's own assumptions in determining the fair value of investments. The following is a summary of the levels used as of July 31, 2021 in valuing the fund's assets or liabilities:
Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities:
China	$609,304	$30,004	$—	$639,308
India	128,101	194,901	—	323,002
Taiwan	56,170	192,656	—	248,826
South Korea	52,811	164,091	—	216,902
Hong Kong	123,182	—	—	123,182
Russia	37,845	59,693	—	97,538
Indonesia	21,878	50,765	—	72,643
Mexico	51,564	—	—	51,564
Greece	50,793	—	—	50,793
Other Countries	152,503	42,374	—	194,877
Mutual Funds	67,408	—	—	67,408
Total	$1,351,559	$734,484	$—	$2,086,043
For further information regarding security characteristics, see the Portfolio of Investments.
Foreign Currency Translation — Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses
27

Notes to Financial Statements  - continued
are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.
Indemnifications — Under the fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund's maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.
Investment Transactions and Income — Investment transactions are recorded on the trade date. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.
The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.
Fees Paid Indirectly — The fund's custody fee may be reduced by a credit earned under an arrangement that measures the value of U.S. dollars deposited with the custodian by the fund. The amount of the credit, for the period ended July 31, 2021, is shown as a reduction of total expenses in the Statement of Operations.
Tax Matters and Distributions — The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.
Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net
28

Notes to Financial Statements  - continued
asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.
Book/tax differences primarily relate to wash sale loss deferrals.
The fund declared no distributions for the period ended July 31, 2021.
The federal tax cost and the tax basis components of distributable earnings were as follows:
As of 7/31/21
Cost of investments	$2,277,393
Gross appreciation	93,213
Gross depreciation	(284,563)
Net unrealized appreciation (depreciation)	$ (191,350)
Undistributed ordinary income	20,542
Other temporary differences	(781)
Total distributable earnings (loss)	$ (171,589)
Multiple Classes of Shares of Beneficial Interest — The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund's income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class C shares will convert to Class A shares approximately eight years after purchase.
(3) Transactions with Affiliates
Investment Adviser — The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund's average daily net assets:
Up to $1 billion	0.95%
In excess of $1 billion and up to $2.5 billion	0.90%
In excess of $2.5 billion and up to $5 billion	0.85%
In excess of $5 billion	0.825%
MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund's Board of Trustees. For the period ended July 31, 2021, this management fee reduction amounted to $115, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the period ended July 31, 2021 was equivalent to an annual effective rate of 0.94% of the fund's average daily net assets.
29

Notes to Financial Statements  - continued
The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total fund operating expenses do not exceed the following rates annually of each class’s average daily net assets:
Classes
A	C	I	R1	R2	R3	R4	R6
1.31%	2.06%	1.06%	2.06%	1.56%	1.31%	1.06%	0.99%
This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until November 30, 2022. For the period ended July 31, 2021, this reduction amounted to $78,549, which is included in the reduction of total expenses in the Statement of Operations.
Distributor — MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $129 for the period ended July 31, 2021, as its portion of the initial sales charge on sales of Class A shares of the fund.
The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.
The fund's distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.
Distribution Plan Fee Table:
	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$ 174
Class C	0.75%	0.25%	1.00%	1.00%	208
Class R1	0.75%	0.25%	1.00%	1.00%	208
Class R2	0.25%	0.25%	0.50%	0.50%	104
Class R3	—	0.25%	0.25%	0.25%	52
Total Distribution and Service Fees					$746
(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the period ended July 31, 2021 based on each class's average daily net assets. MFD has voluntarily agreed to rebate a portion of each class's 0.25% service fee attributable to accounts for which there is no financial intermediary specified on the account except for accounts attributable to MFS or its affiliates' seed money. There were no service fee rebates for the period ended July 31, 2021.
30

Notes to Financial Statements  - continued
Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. There were no contingent deferred sales charges imposed during the period ended July 31, 2021.
Shareholder Servicing Agent — MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund's Board of Trustees. For the period ended July 31, 2021, the fee was $38, which equated to 0.0042% annually of the fund's average daily net assets. MFSC also receives reimbursement from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R6 shares do not incur sub-accounting fees. For the period ended July 31, 2021, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $151.
Administrator — MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the period ended July 31, 2021 was equivalent to an annual effective rate of 0.8249% of the fund's average daily net assets.
Trustees’ and Officers’ Compensation — The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.
Other — The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS but does incur investment and operating costs.
On February 22, 2021, MFS purchased 15,000 shares of Class A, 5,000 shares each of Class C, Class I, Class R1, Class R2, Class R3, and Class R4, and 175,000 shares of Class R6 for an aggregate amount of $2,200,000 as an initial investment in the fund.
At July 31, 2021, MFS held approximately 83%, 98%, and 99% of the outstanding shares of Class A, Class C, and Class I, respectively, and 100% of the outstanding shares of Class R1, Class R2, Class R3, Class R4, and Class R6.
(4) Portfolio Securities
For the period ended July 31, 2021, purchases and sales of investments, other than short-term obligations, aggregated $2,547,685 and $352,238, respectively.
31

Notes to Financial Statements  - continued
(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:
	Year ended 7/31/21 (c)
	Shares	Amount
Shares sold
Class A	17,976	$178,795
Class C	5,101	50,968
Class I	5,067	50,650
Class R1	5,000	50,000
Class R2	5,000	50,000
Class R3	5,000	50,000
Class R4	5,000	50,000
Class R6	175,000	1,750,000
	223,144	$2,230,413
Shares reacquired
Class A	(1)	$(13)
Class C	(3)	(25)
Class I	(10)	(94)
	(14)	$(132)
Net change
Class A	17,975	$178,782
Class C	5,098	50,943
Class I	5,057	50,556
Class R1	5,000	50,000
Class R2	5,000	50,000
Class R3	5,000	50,000
Class R4	5,000	50,000
Class R6	175,000	1,750,000
	223,130	$2,230,281

(c)	For the period from the commencement of the fund’s investment operations, February 23, 2021, through the stated period end.
(6) Line of Credit
The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit of which $1 billion is reserved for use by the fund and certain other MFS U.S. funds. The line of credit is provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of one month LIBOR, the Federal Funds Effective Rate and the Overnight Bank Funding Rate, plus an agreed upon spread. A commitment fee, based on the
32

Notes to Financial Statements  - continued
average daily, unused portion of the committed line of credit, is allocated among the participating funds. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the period ended July 31, 2021, the fund’s commitment fee and interest expense were $5 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.
(7) Investments in Affiliated Issuers
An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:
Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$—	$303,834	$236,426	$—	$—	$67,408

Affiliated Issuers	Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio	$6	$—
(8) Impacts of COVID-19
The pandemic related to the global spread of novel coronavirus disease (COVID-19), which was first detected in December 2019, has resulted in significant disruptions to global business activity and the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the securities and commodities markets in general. Multiple surges in cases globally, the availability and widespread adoption of vaccines, and the emergence of variant strains of the virus continue to create uncertainty as to the future and long-term impacts resulting from the pandemic including impacts to the prices and liquidity of the fund's investments and the fund's performance.
33

Report of Independent Registered Public Accounting Firm
To the Shareholders of MFS Emerging Markets Equity Research Fund and the Board of Trustees of MFS Series Trust VII
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of MFS Emerging Markets Equity Research Fund (the “Fund”) (one of the funds constituting MFS Series Trust VII (the “Trust”)), including the portfolio of investments, as of July 31, 2021, and the related statement of operations, changes in net assets and the financial highlights for the period from February 23, 2021 (commencement of operations) through July 31, 2021 and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting MFS Series Trust VII) at July 31, 2021, the results of its operations, the changes in its net assets and its financial highlights for the period from February 23, 2021 (commencement of operations) through July 31, 2021 in conformity with U.S generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
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Report of Independent Registered Public Accounting Firm – continued
Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2021, by correspondence with the custodian and others. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.
We have served as the auditor of one or more MFS investment companies since 1993.
Boston, Massachusetts
September 15, 2021
35

Trustees and Officers — Identification and Background
The Trustees and Officers of the Trust, as of September 1, 2021, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 57)	Trustee	February 2004	136	Massachusetts Financial Services Company, Non-Executive Chairman (since January 2021); Director; Chairman of the Board; Executive Chairman (January 2017-2020); Co-Chief Executive Officer (2015-2016)	N/A
Michael W. Roberge (k) (age 54)	Trustee	January 2021	136	Massachusetts Financial Services Company, Chairman (since January 2021); Chief Executive Officer (since January 2017); Director; President (until December 2018); Chief Investment Officer (until December 2018); Co-Chief Executive Officer (until December 2016)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 66)	Trustee and Chair of Trustees	January 2009	136	Private investor	N/A
Steven E. Buller (age 70)	Trustee	February 2014	136	Private investor	N/A
John A. Caroselli (age 67)	Trustee	March 2017	136	Private investor; JC Global Advisors, LLC (management consulting), President (since 2015)	N/A
Maureen R. Goldfarb (age 66)	Trustee	January 2009	136	Private investor	N/A
Peter D. Jones (age 66)	Trustee	January 2019	136	Private investor	N/A
36

Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
James W. Kilman, Jr. (age 60)	Trustee	January 2019	136	Burford Capital Limited (finance and investment management), Senior Advisor (since May 3, 2021), Chief Financial Officer (2019 - May 2, 2021); KielStrand Capital LLC (family office), Chief Executive Officer (since 2016); Morgan Stanley & Co. (financial services), Vice Chairman of Investment Banking, Co-Head of Diversified Financials Coverage – Financial Institutions Investment Banking Group (until 2016)	Alpha-En Corporation, Director (2016-2019)
Clarence Otis, Jr. (age 65)	Trustee	March 2017	136	Private investor	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director
Maryanne L. Roepke (age 65)	Trustee	May 2014	136	Private investor	N/A
Laurie J. Thomsen (age 64)	Trustee	March 2005	136	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director

Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 47)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel
Kino Clark (k) (age 53)	Assistant Treasurer	January 2012	136	Massachusetts Financial Services Company, Vice President
37

Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
John W. Clark, Jr. (k) (age 54)	Assistant Treasurer	April 2017	136	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head - Treasurer's Office (until February 2017)
Thomas H. Connors (k) (age 61)	Assistant Secretary and Assistant Clerk	September 2012	136	Massachusetts Financial Services Company, Vice President and Senior Counsel
David L. DiLorenzo (k) (age 53)	President	July 2005	136	Massachusetts Financial Services Company, Senior Vice President
Heidi W. Hardin (k) (age 54)	Secretary and Clerk	April 2017	136	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (until January 2017)
Brian E. Langenfeld (k) (age 48)	Assistant Secretary and Assistant Clerk	June 2006	136	Massachusetts Financial Services Company, Vice President and Senior Counsel
Amanda S. Mooradian (k) (age 42)	Assistant Secretary and Assistant Clerk	September 2018	136	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel
Susan A. Pereira (k) (age 50)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Kasey L. Phillips (k) (age 50)	Assistant Treasurer	September 2012	136	Massachusetts Financial Services Company, Vice President
Matthew A. Stowe (k) (age 46)	Assistant Secretary and Assistant Clerk	October 2014	136	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Martin J. Wolin (k) (age 53)	Chief Compliance Officer	July 2015	136	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer
38

Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
James O. Yost (k) (age 61)	Treasurer	September 1990	136	Massachusetts Financial Services Company, Senior Vice President
(h)	Date first appointed to serve as Trustee/Officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Each Trustee (other than Messrs. Jones, Kilman and Roberge) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Mr. Roberge became a Trustee of the Funds on January 1, 2021 and Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board's retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).
Messrs. Buller, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.
Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.
39

Trustees and Officers - continued
The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	JPMorgan Chase Bank, NA 4 Metrotech Center New York, NY 11245

Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Ernst & Young LLP 200 Clarendon Street Boston, MA 02116

Portfolio Manager(s)
Sanjay Natarajan Deividas Seferis
40

Board Approval of Investment Advisory Agreement
MFS Emerging Markets Equity Research Fund
The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, initially approve the Fund’s investment advisory agreement with MFS (the “Agreement”) and, beginning on the second anniversary of the initial effective date of the Agreement, annually approve the continuation of the Agreement. In September and December 2020, the Board met by videoconference (in accordance with Securities and Exchange Commission relief) to consider the initial approval of the Agreement (“the initial review meetings”). The independent Trustees were assisted in their evaluation of the Agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS.
In connection with their deliberations regarding the initial approval of the Agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services to be performed by MFS under the Agreement and other arrangements with the Fund.
In connection with their initial review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions Inc. (“Broadridge”), an independent third party, on the Fund’s proposed advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge, as well as all other funds in the same investment classification/category (the “Broadridge expense group and universe”), (ii) information provided by MFS on the advisory fees it charges to other registered funds managed in a similar style to the Fund, and (iii) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” would be observed for the Fund. In addition, in connection with the independent Trustees’ meetings in May, June and July 2020 for the purpose of considering whether to approve the continuation of the investment advisory agreements for the other investment companies that the Board oversees (the “MFS Funds”), the independent Trustees received: (i) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (ii) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the MFS Funds as a whole, and compared to MFS’ institutional business, (iii) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (iv) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (v) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel that would provide investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.
41

Board Approval of Investment Advisory Agreement - continued
The Trustees’ conclusion as to the initial approval of the Agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. Because the Fund is newly organized and had not yet commenced investment operations at the time of the initial review meetings, the Fund had no investment performance for the Trustees to review.
In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s proposed advisory fee and the estimated total expense ratio of the Fund’s Class A shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Broadridge. The Trustees also considered that MFS will observe an expense limitation for the Fund, which may not be changed without the Trustees’ approval. The Trustees considered that, according to the data provided by Broadridge (which takes into account any proposed fee reductions or expense limitations for the Fund), the Fund’s effective advisory fee rate and total expense ratio would each be lower than the Broadridge expense group median.
The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s proposed advisory fee rate schedule is subject to contractual breakpoints that reduce the Fund’s advisory fee rate on average daily net assets over $1 billion, $2.5 billion, and $5 billion. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the proposed contractual breakpoints and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.
The Trustees did not consider MFS’ costs and profits with respect to the Fund because the Fund had not yet commenced operations. The Trustees considered information prepared by MFS relating to MFS’ costs and profits with respect to the MFS Funds considered as a group, and other investment companies and institutional accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds and other accounts and products for purposes of estimating profitability.
After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the Agreement, that the advisory fee to be charged to the Fund represents reasonable compensation in light of the services to be provided by MFS to the Fund.
In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending,
42

Board Approval of Investment Advisory Agreement - continued
and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.
The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services to be provided to the Fund by MFS and its affiliates under agreements and plans other than the Agreement, including any 12b-1 fees the Fund will pay to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS may perform or arrange for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services to be provided by MFS and its affiliates on behalf of the Fund were satisfactory.
The Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the MFS Funds. The Trustees also considered that MFS discontinued its historic practice of obtaining investment research from portfolio brokerage commissions paid by certain MFS Funds effective January 2018, and directly pays or voluntarily reimburses a Fund, if applicable, for the costs of external research acquired through the use of the Fund’s portfolio brokerage commissions.
Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s Agreement with MFS should be approved for an initial two-year period, commencing upon its effective date, as set forth in the Agreement.
43

Proxy Voting Policies and Information
MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Quarterly Portfolio Disclosure
The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund's Form N-PORT reports are available on the SEC's Web site at  http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund's fiscal year at mfs.com/openendfunds by choosing the fund's name and then scrolling to the “Resources” section and clicking on the “Prospectus and Reports” tab.
Further Information
From time to time, MFS may post important information about the fund or the MFS Funds on the MFS Web site (mfs.com). This information is available at https://www.mfs.com/announcements or at mfs.com/openendfunds by choosing the fund’s name and then scrolling to the “Resources” section and clicking on the “Announcements” tab, if any.
Information About Fund Contracts and Legal Claims
The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.
Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.
Federal Tax Information (unaudited)
The fund will notify shareholders of amounts for use in preparing 2021 income tax forms in January 2022. The following information is provided pursuant to provisions of the Internal Revenue Code.
The fund designates the maximum amount allowable as qualified dividend income eligible to be taxed at the same rate as long-term capital gain.
Income derived from foreign sources was $22,813. The fund intends to pass through foreign tax credits of $3,078 for the fiscal year.
44

rev. 3/16
FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and account balances
• Account transactions and transaction history
• Checking account information and wire transfer instructions
When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don't share
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes – information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes – information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share

Questions?	Call 800-225-2606 or go to mfs.com.
45

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?	We collect your personal information, for example, when you
• open an account or provide account information
• direct us to buy securities or direct us to sell your securities
• make a wire transfer
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
• sharing for affiliates' everyday business purposes – information about your creditworthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
• MFS doesn't jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.
46

Save paper with eDelivery.
MFS® will send you prospectuses, reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.
To sign up:
1. Go to mfs.com.
2. Log in via MFS® Access.
3. Select eDelivery.
If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.
CONTACT
WEB SITE
mfs.com
MFS TALK
1-800-637-8255
24 hours a day
ACCOUNT SERVICE AND LITERATURE
Shareholders
1-800-225-2606
Financial advisors
1-800-343-2829
Retirement plan services
1-800-637-1255
MAILING ADDRESS
MFS Service Center, Inc.
P.O. Box 219341
Kansas City, MO 64121-9341
OVERNIGHT MAIL
MFS Service Center, Inc.
Suite 219341
430 W 7th Street
Kansas City, MO 64105-1407

Item 1(b):

Not applicable

ITEM 2.	CODE OF ETHICS.

The Registrant has adopted a Code of Ethics (the “Code”) pursuant to Section 406 of the Sarbanes-Oxley Act and as defined in Form N-CSR that applies to the Registrant’s principal executive officer and principal financial and accounting officer. During the period covered by this report, the Registrant has not amended any provision in its Code that relates to an element of the Code’s definition enumerated in paragraph (b) of Item 2 of this Form N-CSR. During the period covered by this report, the Registrant did not grant a waiver, including an implicit waiver, from any provision of the Code.

A copy of the Code of Ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Messrs. Steven E. Buller, James Kilman, and Clarence Otis, Jr. and Ms. Maryanne L. Roepke, members of the Audit Committee, have been determined by the Board of Trustees in their reasonable business judgment to meet the definition of “audit committee financial expert” as such term is defined in Form N-CSR. In addition, Messrs. Buller, Kilman, and Otis and Ms. Roepke are “independent” members of the Audit Committee (as such term has been defined by the Securities and Exchange Commission in regulations implementing Section 407 of the Sarbanes-Oxley Act of 2002). The Securities and Exchange Commission has stated that the designation of a person as an audit committee financial expert pursuant to this Item 3 on the Form N-CSR does not impose on such a person any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Items 4(a) through 4(d) and 4(g):

The Board of Trustees has appointed Ernst & Young LLP (“E&Y”) to serve as independent accountants to the series of the Registrant (each a “Fund” and collectively the “Funds”). The tables below set forth the audit fees billed to each Fund as well as fees for non-audit services provided to each Fund and/or to each Fund’s investment adviser, Massachusetts Financial Services Company (“MFS”) and to various entities either controlling, controlled by, or under common control with MFS that provide ongoing services to the Fund (“MFS Related Entities”).

For the fiscal years ended July 31, 2021 and 2020, audit fees billed to each Fund by E&Y were as follows:

	Audit Fees
	2021	2020
Fees billed by E&Y:
MFS Emerging Markets Equity Research Fund**	26,300	N/A	**
MFS Equity Income Fund	42,394	41,819
Total	68,694	41,819

For the fiscal years ended July 31, 2021 and 2020, fees billed by E&Y for audit-related, tax and other services provided to each Fund and for audit-related, tax and other services provided to MFS and MFS Related Entities were as follows:

	Audit-Related Fees[1]			Tax Fees[2]			All Other Fees[3]
	2021	2020		2021	2020		2021	2020
Fees billed by E&Y:
To MFS Emerging Markets Equity Research Fund**	0	N/A	**	9,800	N/A	**	1,000	N/A	**
MFS Equity Income Fund	0	0		9,340	9,213		1,050	1,055
Total fees billed by E&Y To above Funds	0	0		19,140	9,213		2,050	1,055

	Audit-Related Fees[1]			Tax Fees[2]			All Other Fees[3]
	2021	2020		2021	2020		2021	2020
Fees billed by E&Y:
To MFS and MFS Related Entities of MFS Emerging Markets Equity Research Fund***	1,760,124	N/A	**	0	N/A	**	107,150	N/A	**
To MFS and MFS Related Entities of MFS Equity Income Fund*	1,760,124	1,785,703		0	0		107,150	104,750

	Aggregate fees for non-audit services:
	2021	2020
Fees billed by E&Y:
To MFS Emerging Markets Equity Research Fund, MFS and MFS Related Entities#**	2,144,504	N/A	**
To MFS Equity Income Fund, MFS and MFS Related Entities#	2,144,094	2,079,721

**	MFS Emerging Markets Equity Research Fund commenced investment operations on February 23, 2021.
*

This amount reflects the fees billed to MFS and MFS Related Entities for non-audit services relating directly to the operations and financial reporting of the Funds (portions of which services also related to the operations and financial reporting of other funds within the MFS Funds complex).

#	This amount reflects the aggregate fees billed by E&Y for non-audit services rendered to the Funds and for non-audit services rendered to MFS and the MFS Related Entities.
[1]

The fees included under “Audit-Related Fees” are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under ‘‘Audit Fees,’’ including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters and internal control reviews.

[2]

The fees included under “Tax Fees” are fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis.

[3]

The fees under “All Other Fees” are fees for products and services provided by E&Y other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees”, including fees for services related to reviews of internal controls and Rule 38a-1 compliance program.

Item 4(e)(1):

Set forth below are the policies and procedures established by the Audit Committee of the Board of Trustees relating to the pre-approval of audit and non-audit related services:

To the extent required by applicable law, pre-approval by the Audit Committee of the Board is needed for all audit and permissible non-audit services rendered to the Fund and all permissible non-audit services rendered to MFS or MFS Related Entities if the services relate directly to the operations and financial reporting of the Registrant. Pre-approval is currently on an engagement-by-engagement basis. In the event pre-approval of such services is necessary between regular meetings of the Audit Committee and it is not practical to wait to seek pre-approval at the next regular meeting of the Audit Committee, pre-approval of such services may be referred to the Chair of the Audit Committee for approval; provided that the Chair may not pre-approve any individual engagement for such services exceeding $50,000 or multiple engagements for such services in the aggregate exceeding $100,000 in each period between regular meetings of the Audit Committee. Any engagement pre-approved by the Chair between regular meetings of the Audit Committee shall be presented for ratification by the entire Audit Committee at its next regularly scheduled meeting.

Item 4(e)(2):

None, or 0%, of the services relating to the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund and MFS and MFS Related Entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

Item 4(f):

Not applicable.

Item 4(h):

The Registrant’s Audit Committee has considered whether the provision by a Registrant’s independent registered public accounting firm of non-audit services to MFS and MFS Related Entities that were not pre-approved by the Committee (because such services did not relate directly to the operations and financial reporting of the Registrant) was compatible with maintaining the independence of the independent registered public accounting firm as the Registrant’s principal auditors.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the Registrant.

ITEM 6.	INVESTMENTS

A schedule of investments for MFS Equity Income Fund and MFS Emerging Markets Equity Research Fund is included as part of the report to shareholders of such series under Item 1(a) of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the Registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may send recommendations to the Board for nominees to the Registrant’s Board since the Registrant last provided disclosure as to such procedures in response to the requirements of Item 407 (c)(2)(iv) of Regulation S-K or this Item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

Based upon their evaluation of the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as conducted within 90 days of the filing date of this report on Form N-CSR, the registrant’s principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)

There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by the report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 13.	EXHIBITS.

a) (1)

Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Attached hereto as EX-99.COE.

(2)

A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2): Attached hereto as EX-99.302CERT.

(3)

Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(4)	Change in the registrant’s independent public accountant. Not applicable.

(b)

If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for the purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Attached hereto as EX-99.906CERT.

Notice

A copy of the Amended and Restated Declaration of Trust, as amended, of the Registrant is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees or shareholders individually, but are binding only upon the assets and property of the respective constituent series of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) MFS SERIES TRUST VII

By (Signature and Title)*	/S/ DAVID L. DILORENZO
David L. DiLorenzo, President

Date: September 15, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/S/ DAVID L. DILORENZO
David L. DiLorenzo, President (Principal Executive Officer)

Date: September 15, 2021

By (Signature and Title)*	/S/ JAMES O. YOST
James O. Yost, Treasurer (Principal Financial Officer and Accounting Officer)

Date: September 15, 2021

*	Print name and title of each signing officer under his or her signature.